SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A

                               FIRST AMMENDMENT TO
                                  CURRENT REPORT
                              DATED NOVEMBER 22, 2000

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      November 14, 2000


                             Salient Cybertech, Inc.
               (Exact name of Registrant as specified in charter)



           Delaware                  0-28772                35-1990559
 (State or other jurisdiction      (Commission          (I.R.S. Employer
       of incorporation)           File Number)         Identification No.)


     1999 Lincoln Drive, Suite 202, Sarasota, Florida              34236
    (Address of principal executive offices)                     (Zip Code)

                                  (941) 953-6168
                          (Registrant's telephone number,
                                including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

B.       Exhibits

99.1     Convertible Debenture Purchase Agreement                       4
99.2     Vesting Warrant #1                                            25
99.3     Closing Warrant # 1                                           39
99.4     Registration Rights Agreement                                 57
99.5     Securities Purchase Agreement                                 74
99.6     Vesting Warrant # 2                                          104
99.7     Closing Warrant # 2                                          119

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    November 27, 2000

                                     Salient Cybertech, Inc.


                                     By: /s/Paul Sloan
                                        --------------------------------
                                         Paul Sloan, President
                                         and Director

                CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

                                 Among

                         SALIENT CYBERTECH, INC.

                                  and

                     THE INVESTORS SIGNATORY HERETO

                     Dated as of November 14, 2000

 	 CONVERTIBLE DEBENTURE PURCHASE AGREEMENT (this "Agreement"), dated as of November 14, 2000, among Salient Cybertech, Inc., a Delaware corporation (the "Company"), and the investors signatory hereto (each such investor is a "Purchaser" and all such investors are, collectively, the "Purchasers").

WHEREAS, subject to the terms and conditions set forth in this Agreement in accordance with Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), the Company desires to issue and sell to the Purchasers and the Purchasers, severally and not jointly, desire to purchase from the Company (i) up to $2,000,000 of the Company's 8% Convertible Debentures, due November 14, 2003, which shall be in the form of Exhibit A (the "Debentures"), and which are convertible into shares of the Company's common stock, $.001 par value per share (the "Common Stock"), and (ii) Warrants
(as defined below) as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:


                             ARTICLE I
                         PURCHASE AND SALE

1.1	The Closing

(a)	The Closing.	Subject to the terms and conditions set forth in
this Agreement, the Company shall issue and sell to the Purchasers and the Purchasers shall, severally, and not jointly, purchase from the Company the Debentures for an aggregate purchase price of $2,000,000. The closing of the purchase and sale of the Debentures and the Warrants (the "Closing") shall take place at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP ("Robinson Silverman"), 1290 Avenue of the Americas, New York, New York 10104, immediately following the execution hereof or such later date as the parties shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."

(ii)	On the Closing Date, the parties shall deliver or shall cause to be delivered the following: (A) the Company shall deliver to each Purchaser:
(1) Debentures registered in the name of such Purchaser in the aggregate principal equal to 50% of the total purchase price indicated below such Purchaser's name on the signature page to this Agreement, (2) a Common Stock purchase warrant, in the form of Exhibit C-1, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire shares of Common Stock, upon the terms and conditions set forth therein (collectively, the "Closing Warrants"), (3) a Common Stock purchase warrant, in the form of Exhibit C-2, registered in the name of such Purchaser, pursuant to which, such Purchaser shall have the right to acquire shares of Common Stock pursuant to the terms thereof (collectively, the "Vesting Warrants", and together with the Closing Warrants, the "Warrants"), (4) the legal opinion of the Law Offices of Bernabe B. Diaz, outside counsel to the Company, in the form of Exhibit D, (5) an executed Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit B (the "Registration Rights Agreement"), and (6) Transfer Agent Instructions, in the form of Exhibit E, delivered to and acknowledged by the Company's transfer agent (the "Transfer Agent Instructions"), and (B) each Purchaser will deliver to the Company: (1) 50% of the purchase price indicated below such Purchaser's name on the signature page to this Agreement in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose, and (2) an executed Registration Rights Agreement.

(iii)	Subject to the satisfaction or waiver by the Purchasers of the conditions set forth in this Section 1.1(a)(iii), on the second Business Day following the date on which an Underlying Shares Registration Statement (as defined below) is first declared effective by the Securities and Exchange Commission (the "Commission", and such date, the Effective Date"), (A) each Purchaser shall deliver 50% of the purchase price indicated below such Purchaser's name on the signature page to this Agreement in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose, and (B) the Company shall deliver debentures registered in the name of such Purchaser in the aggregate principal equal to 50% of the total purchase price indicated below such Purchaser's name on the signature page to this Agreement to the Purchasers. The obligation of the Purchasers to acquire the Debentures contemplated by this Second 1.1(iii), shall be subject the accuracy of the following: (1) there shall not have occurred and be continuing any event or series of events which individually or in the aggregate have had or could reasonably be expected to result in a Material Adverse Effect (as defined in Section 2.1(a)), (2) the Company shall have complied in all material respects with its obligations under the Transaction Documents (as defined in Section 2.1(a)), and (3) the representations and warranties of the Company set forth herein shall be true and correct in all material respects as of the date first given and on the date of the acquisition of the additional Debentures under this Section1.1(iii).

1.2	Certain Defined Terms.   For purposes of this Agreement, "Conversion
Price," "Original Issue Date", "Business Day", "Person" and "Trading Day" shall have the meanings set forth in the Debentures.


                             ARTICLE II
                   REPRESENTATIONS AND WARRANTIES

2.1	Representations and Warranties of the Company.  The Company hereby makes the following representations and warranties to the Purchasers:


(a)	Organization and Qualification.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in
Schedule 2.1(a) (collectively, the "Subsidiaries"). Each of the Subsidiaries is an entity, duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Securities (as defined below) or any of this Agreement, the Registration Rights Agreement, the Transfer Agent Instructions, the Debentures or the Warrants (collectively, the "Transaction Documents"), (y) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (x), (y) or (z), a "Material Adverse Effect").

(b)	Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents.

(c)	Capitalization.  The number of authorized, issued and outstanding capital stock of the Company is set forth in Schedule 2.1(c). Except as disclosed in Schedule 2.1(c), the Company owns all of the capital stock of each Subsidiary. No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the securities of the Company or any Subsidiary entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of any of the Transaction Documents. Except as a result of the purchase and sale of the Debentures and the Warrants and except as disclosed in Schedule 2.1(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or
exchangeable into shares of Common Stock.   The issue and sale of the
Debentures, Warrants or Underlying Shares (as hereinafter defined) will not obligate the Company to issue shares of Common Stock or other securities to any Person other than the Purchasers and will not result in a right of any holder of Company securities to adjust the exercise or conversion or reset price under such securities.


(d)	Issuance of the Debentures and the Warrants.    The Company will
have (and will, at all times while the Debentures and the Warrants are outstanding, maintain) an adequate reserve of duly authorized shares of Common Stock, reserved for issuance to the holders of such Debentures and Warrants, to enable it to perform its conversion, exercise and other obligations under this Agreement, the Debentures and the Warrants. Such number of reserved and available shares of Common Stock shall not be less than the sum of 200% of the number of shares of Common Stock which would be issuable upon: (i) conversion in full of the Debentures assuming such conversion occurred on the Original Issue Date of the Debentures remain outstanding for three years and all interest is paid in shares of Common

Stock and (ii) exercise in full of the Warrants (collectively, the "Initial Minimum"). All such authorized shares of Common Stock shall be duly reserved for issuance to the holders of the Debentures and the Warrants. The shares of Common Stock issuable upon conversion of the Debentures and upon exercise of the Warrants are collectively referred to herein as the "Underlying Shares." The Debentures, the Warrants and the Underlying Shares are collectively referred to herein as, the "Securities." When issued in accordance with the Debentures and the Warrants, the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "Liens").

(e)	No Conflicts.  The execution, delivery and performance of the
Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) subject to obtaining the Required
Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii)result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not have or result in a Material Adverse Effect.

(f)	Filings, Consents and Approvals.  Neither the Company nor any
Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filings required pursuant to Section 3.10, (ii) the filing with the Securities and Exchange Commission (the "Commission") of a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Shares and the Underlying Shares by the Purchasers (the "Underlying Shares Registration Statement"), (iii) applicable Blue Sky filings, and (iv) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or inthe aggregate, a Material Adverse Effect (the items described in clauses
(i)-(iv) are collectively, the "Required Approvals").


(g)	Litigation; Proceedings.  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which
(i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. The Company does not have pending before the Commission any request for confidential treatment of information and the Company has no knowledge of any expected such request that would be made prior to the Effectiveness Date (as defined in the Registration Rights Agreement). There has not been, and to the best of the Company's knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.

(h)	No Default or Violation.  Neither the Company nor any Subsidiary (i)
is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any judgment or order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, in each case of clauses (i), (ii) or (iii) above, except as could not individually or in the aggregate, have or result in a Material Adverse Effect.

(i)	Private Offering.  Assuming the accuracy of the representations and warranties of the Purchasers set forth in Sections 2.2(b)-(g), the offer, issuance and sale of the Securities to the Purchasers as contemplated hereby are exempt from the registration requirements of the Securities Act. Neither the Company nor any Person acting on its behalf has taken or is contemplating taking any action which could subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act including soliciting any offer to buy or sell the Securities by means of any form of general solicitation or advertising.


(j)	SEC Documents; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including, without limitation, all filings required pursuant to Sections 13(a) and 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents" and, together with the Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Documents as required under the Exchange Act. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.

Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since March 31, 2000, except as specifically disclosed in the SEC Documents, (a) there has been no event, occurrence or development that has or that could result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock.

(k)	Investment Company.  The Company is not, and is not an Affiliate
(as defined in Rule 405 under the Securities Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

(l)	Certain Fees.   Other than fees payable to [_________] by the
Company, no fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchasers, their employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

(m)	Solicitation Materials.  Neither the Company nor any Person acting on the Company's behalf has solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

(n)	Exclusivity.  The Company shall not issue and sell the Debentures to any Person other than the Purchasers without the specific prior written consent of the Purchasers.


(o)	Seniority.  No indebtedness of the Company is senior to the
Debentures in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise.

(p)	Listing and Maintenance Requirements.  The Company has not, in the
two years preceding the date hereof, received notice (written or oral) from the OTC Bulletin Board ("OTC") or any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(q)	Patents and Trademarks.   The Company and its Subsidiaries have, or
have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights which are necessary or material for use in connection with their respective businesses as described in the SEC Documents and which the failure to so have would have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or its Subsidiaries violates or infringes upon the rights of any Person. To the best knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

(r)	Registration Rights; Rights of Participation.  Except as disclosed in Section 6(c) of the Registration Rights Agreement, the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied. Except as set forth on Schedule 6(b) to the Registration Rights Agreement, no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

(s)	Regulatory Permits.  The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(t)	Title.  The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them which is material to the business of the Company and its Subsidiaries and good and marketable title in all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and its Subsidiaries are in compliance and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(v) Labor Relations. No material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

(w) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or its agents or counsel with any information that constitutes or might constitute material non-public information. The Company understands and confirms that the Purchasers shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(x)	Solvency.  Based on the financial condition of the Company as of the
Closing Date, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and project capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

2.2	Representations and Warranties of the Purchasers.  Each Purchaser
hereby for itselfand for no other Purchaser represents and warrants to the Company as follows:

(a)	Organization; Authority.  Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by such Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

(b)	Investment Intent.  Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, the Registration Rights Agreement, the Debentures and the Warrants, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Securities for any period of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute the Securities.

(c)	Purchaser Status.  At the time such Purchaser was offered the
Securities, it was, and at the date hereof it is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

(d)	Experience of such Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

(e)	Ability of such Purchaser to Bear Risk of Investment.  Such
Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(f)	Access to Information.  Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

(g)	General Solicitation.  Such Purchaser is not purchasing the Securities as a result of or subsequent to any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(h)	Reliance.  Such Purchaser understands and acknowledges that (i) the
Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

                             ARTICLE III
                   OTHER AGREEMENTS OF THE PARTIES

3.1	Transfer Restrictions.  (a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act. Notwithstanding the foregoing, the Company, without requiring a legal opinion as described in the immediately preceding sentence, hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company any transfer of Securities by a Purchaser to an Affiliate of such Purchaser or to one or more funds or managed accounts under common management with such Purchaser, and any transfer among any such Affiliates or one or more funds or managed accounts, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications hereof). Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

(b)	The Purchasers agree to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Securities:


        NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR
   IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS,
   AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Underlying Shares shall not contain the legend set forth above nor any other legend if the conversion of the Debentures and exercise of the Warrants or other issuances of Underlying Shares as contemplated hereby, by the Debentures or the Warrants occurs at any time while an Underlying Shares Registration Statement is effective under the Securities Act or the holder of any such security is relying on Rule 144 promulgated under the Securities Act ("Rule 144") in connection with the resale of such Underlying Shares or in the event there is not an effective Underlying Shares Registration Statement at such time and Rule 144 is not then available if, in the opinion of counsel to the Company, such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on the day that the Underlying Shares Registration Statement is declared effective by the Commission (the "Effective Date"). The Company agrees that in the event any Underlying Shares are issued with a legend in accordance with this Section 3.1(b), it will, within three (3) Trading Days after request therefor by a Purchaser, provide such Purchaser with a certificate or certificates representing such Underlying Shares, free from such legend at such time as such legend would not have been required under this Section 3.1(b) had such issuance occurred on the date of such request. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

3.2	Acknowledgment of Dilution.  The Company acknowledges that the issuance of the Underlying Shares upon the (i) conversion of Debentures in accordance with the terms of the Debentures, and (ii) exercise of the Warrants in accordance with their terms, will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Underlying Shares upon the (x) conversion of the Debentures in accordance with the terms of the Debentures, and (y) exercise of the Warrants in accordance with their terms, is unconditional and absolute, subject to the limitations set forth herein in the Debentures or pursuant to the Warrants, regardless of the effect of any such dilution.

3.3	Furnishing of Information.  As long as the Purchasers own Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or
15(d) of the Exchange Act.   As long as the Purchasers own Securities, if
the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act such information as is required for the Purchasers to sell the Securities under Rule 144 promulgated under the Securities Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including causing its attorneys to render and deliver any legal opinion required in order to permit a Purchaser to receive Underlying Shares free of all restrictive legends and to subsequently sell Underlying Shares under Rule 144 upon receipt of a notice of an intention to sell or other form of notice having a similar effect. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

3.4	Integration.  The Company shall not, and shall use its best efforts to ensure that, no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security
(as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers.

3.5	Increase in Authorized Shares.   If on any date the Company would be,
if a notice of conversion or exercise (as the case may be) were to be delivered on such date, precluded from issuing (a) 200% of the number of Underlying Shares as would then be issuable upon a conversion in full of the Debentures and (b) the number of Underlying Shares issuable upon exercise in full of the Warrants (the "Current Required Minimum"), in either case, due to the unavailability of a sufficient number of authorized but unissued or reserved shares of Common Stock, then the Board of Directors of the Company shall promptly prepare and mail to the stockholders of the Company proxy materials requesting authorization to amend the Company's certificate or articles of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least such number of shares as reasonably requested by the Purchasers in order to provide for such number of authorized and unissued shares of Common Stock to enable the Company to comply with its issuance, conversion exercise and reservation of shares obligations as set forth in this Agreement, the Debentures and the Warrants (the sum of (x) the number of shares of Common Stock then outstanding plus all shares of Common Stock issuable upon exercise of all outstanding options, warrants and convertible instruments, and (y) the Current Required Minimum, shall be a reasonable number). In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders no later than the earlier to occur of the sixtieth (60th) day after delivery of the proxy materials relating to such meeting and the ninetieth (90th) day after request by a holder of Securities to issue the number of Underlying Shares in accordance with the terms hereof) and (c) within five (5) Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Company's certificate or articles of incorporation to evidence such increase.

3.6	Reservation and Listing of Underlying Shares.  (a)  The Company
shall (i) in the time and manner required by any national securities exchange, market, trading or quotation facility on which the Common Stock is then traded, prepare and file with such national securities exchange, market, trading or quotation facility on which the Common Stock is then traded an additional shares listing application covering a number of shares of Common Stock which is not less than the Initial Minimum, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on any such national securities exchange, market or trading or quotation facility on which the Common Stock is then listed as soon as possible thereafter, and (iii) provide to the Purchasers evidence of such listing, and the Company shall maintain the listing of its Common Stock thereon. If the number of Underlying Shares issuable upon (x) conversion in full of the then outstanding Debentures and (y) exercise in full of the then unexercised portion of the Warrants, exceeds eighty-five percent (85%) of the number of Underlying Shares previously listed on account thereof with any such required exchanges, then the Company shall take the necessary actions to immediately list a number of Underlying Shares as equals no less than the then Current Required Minimum.

(b) The Company shall maintain a reserve of shares of Common Stock for issuance upon conversion of the Debentures in full and upon exercise in full of the Warrants, respectively in accordance with this Agreement, in such amount as may be required to fulfill its obligations in full under the

Transaction Documents, which reserve shall equal no less than the then Current Required Minimum.


3.7	Conversion and Exercise Procedures.  The Transfer Agent Instructions,
the Conversion Notice (as defined in the Debentures) and the Form of Election to Purchase (as defined in the Warrants) sets forth the totality of the procedures with respect to the conversion of the Debentures and the exercise of the Warrants, including the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent and such other information and instructions as may be reasonably necessary to enable the Purchasers to convert their Debentures and exercise their Warrants, as the case may be.

3.8	Conversion and Exercise Obligations of the Company.  The Company
shall honor conversions of the Debentures and exercises of the Warrants and shall deliver Underlying Shares in accordance with the respective terms, conditions and time periods set forth in the Debentures.

3.9	Subsequent Financing; Limitation on Registrations.(a) From the date of this Agreement through the 360th day following the Closing Date and the 180th day following the Effective Date, the Company will not offer, sell, grant any option to purchase or any right to reprice securities, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or equity or equity equivalent securities (including the issuance of any debt or other instrument that is at any time over the life thereof convertible into or exchangeable for Common Stock), and the Company will cause its Subsidiaries not to offer, sell or issue during such period any of such Subsidiary's securities which provide the holder thereof the right to receive any Common Stock (collectively, "Common Stock Equivalents").

(b)	From the date of this Agreement through the 360th day following the Effective Date, the Company will not offer, sell, grant any option to purchase or any right to reprice securities, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents (collectively, a "Subsequent Placement"), unless (A) the Company delivers to each Purchaser a written notice (the "Subsequent Placement Notice") of its intention to effect such Subsequent Placement, which Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Placement shall be effected, and attached to which shall be a term sheet or similar document relating thereto and (B) no Purchaser notifies the Company by 6:30 p.m. (New York City time) on the tenth Trading Day after its receipt of the Subsequent Placement Notice of its willingness to provide (or to cause its sole designee to provide), subject to completion of mutually acceptable documentation, financing to the Company on the same terms set forth in the Subsequent Placement Notice. If the Purchasers fail to notify the Company of its intention to enter into such negotiations within such time period, then the Company may effect the Subsequent Placement substantially upon the terms and to the Persons (or Affiliates of such Persons) set forth in the Subsequent Placement Notice; provided, that the Company shall provide the Purchaser with a second Subsequent Placement Notice, and the Purchaser shall again have the right of first refusal set forth above in this paragraph (b), if the Subsequent Placement subject to the initial Subsequent Placement Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Placement Notice within 30 days after the date of the initial Subsequent Placement Notice with the Person (or an Affiliate of such Person) identified in the Subsequent Placement Notice.

(c)	Except for (x) Registrable Securities, (y) securities of the Company permitted pursuant to Section 6(c) of the Registration Rights Agreement to be registered in the Registration Statement, and (z) Common Stock permitted to be issued pursuant to Section 3.9(e), the Company may not until the 90th day after the Effective Date file a registration statement to register any of its securities.

(d) 	With respect to Section 3.9(a), (b) and (c), restrictive periods shall be extended for the number of Trading Days during such period (A) in which trading in the Common Stock is suspended by any securities exchange or market or quotation system on which the Common Stock is then listed, or (B) that the Registration Statement is not effective following the Effective Date, or (C) that the prospectus included in the Registration Statement may not be used by the holders thereof for the resale of Registrable Securities following the Effective Date.

(e) 	The restrictions contained in Section 3.9(a) and (b) shall not apply to the granting of options or warrants to employees, officers and directors of the Company, and the issuance of Common Stock upon exercise of such options or warrants granted under any stock option plan heretofore or hereinafter duly adopted by the Company. The restrictions contained in Sections 3.9(a) and (b) shall also not apply to shares of Common Stock issuable upon exercise of any currently outstanding warrants and other outstanding convertible securities of the Company, in each case as and to the extent disclosed in Schedule 2.1(c) (but not as to any amendments or modifications of the terms of such securities after the date of this Agreement, including "back-dated" agreements).

3.10	Certain Securities Laws Disclosures; Publicity.  The Company shall:
(i) on the Closing Date, issue a press release acceptable to the Purchasers disclosing the transactions contemplated hereby, (ii) file with the Commission a Report on Form 8-K disclosing the transactions contemplated hereby within ten Business Days after the Closing Date, and (iii) timely file with the Commission a Form D promulgated under the Securities Act.
The Company shall, no less than two Business Days prior to the filing of any disclosure required by clauses (ii) and (iii) above, provide a copy thereof to the Purchasers for their review. The Company and the Purchasers shall consult with each other in issuing any other press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, except that if such disclosure is required by law or stock market regulations, in which such case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the names of the Purchasers, or include the names of the Purchasers in any filing with the Commission, or any regulatory agency, trading facility or stock market without the prior written consent of the Purchasers, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law or stock market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

3.11	Non-Disclosure of Non-Public Information.(a) The Company shall not disclose non-public information to the Purchasers or their advisors or representatives unless prior to disclosure of such information the Company identifies such information as being non-public information and the Purchasers enter into a non-disclosure agreement in form mutually acceptable to the Company and the Purchasers.

(b)	The Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts. Notwithstanding the foregoing or anything herein to the contrary, the Company will immediately notify the Purchasers of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein in light of the circumstances in which they were made, not misleading.

3.12	Transfer of Intellectual Property Rights.  Except in connection with the sale of all or substantially all of the assets of the Company or licensing arrangements in the ordinary course of the Company's business, the Company shall not transfer, sell or otherwise dispose of any Intellectual Property Rights, or allow any of the Intellectual Property Rights to become subject to any Liens, or fail to renew such Intellectual Property Rights (if renewable and it would otherwise lapse if not renewed), without the prior written consent of the Purchasers.

3.13	Use of Proceeds.  The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices), to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

3.14	Reimbursement.  If any Purchaser becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person, including stockholders of the Company, solely as a result of acquiring the Securities under this Agreement, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including, but not limited to, the cost of any investigation, preparation or travel) incurred in connection
therewith, as such expenses are incurred.   The reimbursement obligations of
the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement.

3.15	Shareholder Rights Plan.  No claim will be made or enforced by the
Company or any other Person that any Purchaser is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities or shares of Common Stock under the Transaction Documents.


                             ARTICLE IV
                           MISCELLANEOUS

4.1	Fees and Expenses.  At the Closing, the Company shall reimburse the
Purchasers for their legal fees and expenses incurred in connection with the preparation and negotiation of the Transaction Documents by paying to Robinson Silverman $50,000 for the preparation and negotiation of the Transaction Documents. The amount contemplated by the immediately preceding sentence shall be retained by the Purchasers and shall not be delivered to the Company at the Closing. Other than the amount contemplated herein, and except as otherwise set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities.

4.2	Entire Agreement; Amendments.  The Transaction Documents, together with the Exhibits and Schedules thereto and Transfer Agent Instructions, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.


4.3	Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	                    	Salient Cybertech, Inc.
                                        1999 Lincoln Drive, Suite 202
                                        Sarasota, Florida 34236
                                        Facsimile No.: (941) 953 4363

                                        Attn:  Chief Financial Officer

With copies to:                         David J. Feingold, Esq.
                                        3300 PGA Blvd.
                                        Palm Beach Gardens, Florida 33410
                                        Facsimile No.: (561) 630 8936


If to a Purchaser:            		To the address set forth under such
                                Purchaser's name on the signature pages
                                hereto.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

4.4	Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

4.5	Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

4.6	Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Except as set forth in Section 3.1(a), the Purchasers may not assign this Agreement or any of the rights or obligations hereunder without the consent of the Company. This provision shall not limit any Purchaser's right to transfer securities or transfer or assign rights under the Registration Rights Agreement.

4.7	No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

4.8	Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.
Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of a Transaction

Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its' attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

4.9	Survival.  The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery, exercise, conversion and redemption of the Warrants or the Debentures, as the case may be.

4.10	Execution.  This Agreement may be executed in two or more counterparts
, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

4.11	Severability.  In case any one or more of the provisions of this
Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

4.12	Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers will be entitled to specific performance of the obligations of the Company under the Transaction Documents. The parties hereto agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

4.13	Independent Nature of Purchasers' Obligations and Rights.  The
obligations of each Purchaser under any Transaction Document is several and not joint with the obligations of any other Purchaser and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                   SIGNATURE PAGES FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Convertible Debenture Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                     SALIENT CYBERTECH, INC.



                     By:_____________________________________
                     Name:
                     Title:



                	[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
	                 SIGNATURE PAGE FOR PURCHASER FOLLOWS]




                     HAINES AVENUE LLC


                     By:_____________________________________
                     Name:
                     Title:


                     Purchase Price:         $2,000,000

                     Address for Notice: Haines Avenue LLC
                     c/o Citco Trustees (Cayman) Limited
                     Commercial Centre
                     P.O. Box 31106 SMB
                     Grand Cayman
                     Cayman Islands
                     British West Indies
                     Facsimile No.: (345) 945-7566

With copies to:      Robinson Silverman Pearce Aronsohn &  Berman LLP
                     1290 Avenue of the Americas
                     New York, NY  10104
                     Facsimile No.:  (212) 541-4630 and (212) 541-1432
                     Attn: Eric L. Cohen, Esq.

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.


                        SALIENT CYBERTECH, INC.

                          VESTING WARRANT

Warrant No.1                                        Dated: November 14, 2000


Salient Cybertech, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, Haines Avenue, LLC or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company the total number of shares of common stock, $.001 par value per share (the "Common Stock"), of the Company calculated pursuant to Section 3 of this Warrant (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at the exercise prices set forth in Annex 1 hereto (as adjusted from time to time as provided in Section 8, collectively, the "Exercise Price"). This Warrant may be exercised by the Holder as to the Warrant Shares then vested at any time and from time to time from and after the date such warrant shares have vested and through and including November 14, 2005 (the "Expiration Date"), and subject to the following terms and conditions:

1.	Registration of Warrant.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.	Registration of Transfers and Exchanges.

(a)	The Company shall register the transfer of any portion of this
Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at its address for notice set forth in
Section 12. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

(b)	This Warrant is exchangeable, upon the surrender hereof by the
Holder to the office of the Company at its address for notice set forth in Section 12 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

3.	Duration and Exercise of Warrants.

(a)	This Warrant shall be exercisable by the registered Holder on any business day before 6:30 P.M., New York City time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 6:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Prior to the Expiration Date, the Company may not call or otherwise redeem this Warrant.

 (b)	Upon delivery of a duly completed and signed Form of Election to
Purchase attached hereto (and the grid attached hereto as Annex A) duly completed and signed, to the Company at its address for notice set forth in Section 12 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 3 business days after the Date of Exercise (as defined herein) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends except (i) either in the event that a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) if this Warrant shall have been issued pursuant to a written agreement between the original Holder and the Company, as required by such agreement. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant. The Company shall, upon request of the Holder, if available, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. To effect an exercise hereunder, the Holder shall not be required to physically surrender this Warrant to the Company unless all the Warrant Shares have been exercised. Exercises hereunder shall have the effect of lowering the number of Warrant Shares in an amount equal to the applicable exercise, which shall be evidenced by entries set forth in the Exercise Schedule. The Holder and the Company shall maintain records showing the number of Warrant Shares exercised and the date of such exercises . In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following exercise of a portion of this Warrant, the number of shares issuable upon exercise of this Warrant may be less than the amount stated on the face hereof.

A "Date of Exercise" means the date on which the Company shall have received (i) the Form of Election to Purchase (and the Warrant Shares Exercise Log attached hereto) completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder to be purchased.

(c)	This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares then vested.
The number of Warrant Shares that shall vest under this Warrant shall be equal to the aggregate of (i) the amount of liquidated damages, if any, calculated under Section 2(c) of the Registration Rights Agreement, dated the date of issuance of this Warrant, between the Company and the original Holder (the "Registration Rights Agreement") and (ii) any amounts payable to the Holder of the Debenture under Section 3(b) of the Convertible Debenture, due November 14, 2003 (the "Debenture"), issued pursuant to the Convertible Debenture Purchase Agreement, dated the date of issuance of this Warrant, between the Company and the original Holder. Such vesting shall occur on the date on which the Holder shall indicate in writing that such vesting has occurred in accordance with Section 2(c) of the Registration Rights Agreement or Section 3(b) of the Debenture, as applicable, and such indication shall be in the form of a writing from the Holder electing to be paid the liquidated damages or the monies due under the Debenture, as applicable, under such Section in shares of Common Stock. The Exercise
Price for a Warrant Share shall equal the closing sales price of the Common Stock on the trading day immediately preceding the day on which such Warrant Shares vested. The number of Warrant Shares vested hereunder shall be measured cumulatively. Annex A shall set forth the number of Warrant Shares then vested hereunder and the applicable Exercise Price.

4.	Piggyback Registration Rights. This Warrant is subject to the piggyback registration rights granted under the Registration Rights Agreement and such piggyback registration rights shall continue until all of the Holder's Warrant Shares have been sold in accordance with an effective registration statement or upon the Expiration Date. The Company will pay all registration expenses in connection therewith.

5.	Payment of Taxes.  The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

6.	Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

7.	Reservation of Warrant Shares.  The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 8). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

8.	Certain Adjustments.  The Exercise Price and number of Warrant
Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 8.

(a)	If the Company, at any time while this Warrant is outstanding, (i)
shall pay a stock dividend (except scheduled dividends paid on outstanding preferred stock as of the date hereof which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

(b)	In case of any reclassification of the Common Stock or any
compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification or share exchange. The terms of any such reclassification or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 8(b) upon any exercise following any such reclassification or share exchange.

(c)	 If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 8(a), (b) and (d)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examines the financial statements of the Company (an "Appraiser").

(d)	In case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company (on a book value basis) in one or a series of related transactions, the Holder shall have the right thereafter to (A) exercise this Warrant for the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common
Stock following such merger, consolidation or sale, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the Common Stock for which this Warrant could have been exercised immediately prior to such merger, consolidation or sales would have been entitled or (B) in the case of a merger or consolidation, (x) require the surviving entity to issue common stock purchase warrants equal to the number Warrant Shares to which this Warrant then permits, which newly warrant shall be identical to this Warrant, and (y) simultaneously with the issuance of such warrant, the Holder of such warrant shall have the right to exercise such warrant only into shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger or consolidation or (C) require the surviving entity from such merger, acquisition or business combination to pay to the Holder, in cash, the
Black Scholes value of this Warrant.   In the case of clause (B), the
exercise price for such new warrant shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such transaction and the Exercise Price of this Warrant immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale or consolidation shall include such terms so as continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

(e)	For the purposes of this Section 8, the following clauses shall also be applicable:

(i) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(ii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(f)	All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(g)	Whenever the Exercise Price is adjusted pursuant to Section 8(c)
above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

(h)	If:

	(i)	the Company shall declare a dividend (or any other
                distribution) on its Common Stock; or

	(ii)	the Company shall declare a special nonrecurring cash
                dividend on or a redemption of its Common Stock; or


	(iii)	the Company shall authorize the granting to all holders of
                the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

	(iv)	the approval of any stockholders of the Company shall be
                required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

	(v)	the Company shall authorize the voluntary dissolution,
                liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

9.	Payment of Exercise Price.  The Holder shall pay the Exercise
Price in one of the following manners:

(a)	Cash Exercise.  The Holder may deliver immediately available funds; or

(b)	Cashless Exercise. The Holder may surrender this Warrant to the
Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the closing sale prices of the Common Stock (as reported by Bloomberg L.P. or any successor to its function of reporting share prices at 4:15 p.m. (New York time for the closing bid price for regular session trading on such day)) for the five (5) trading days immediately prior to (but not including) the Date of Exercise.

B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

10.  	Certain Exercise Restrictions.

(a)	A Holder may not exercise this Warrant to the extent such exercise would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules promulgated thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon such exercise and held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of an exercise hereunder, unless the exercise at issue would result in the issuance of shares of Common Stock in excess of 4.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular exercise hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of this Warrant is exercisable shall be the responsibility and obligation of the Holder. If the Holder has delivered a Form of Election to Purchase for a number of Warrant Shares that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the exercise for the maximum portion of this Warrant permitted to be exercised on such Date of Exercise in accordance with the periods described herein and, at the option of the Holder, either keep the portion of the Warrant tendered for exercise in excess of the permitted amount hereunder for future exercises or return such excess portion of the Warrant to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

(b)	A Holder may not exercise this Warrant to the extent such exercise would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon such exercise and held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of an exercise hereunder, unless the exercise at issue would result in the issuance of shares of Common Stock in excess of 9.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular exercise hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of this Warrant is exercisable shall be the responsibility and obligation of the Holder. If the Holder has delivered a Form of Election to Purchase for a number of Warrant Shares that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the exercise for the maximum portion of this Warrant permitted to be exercised on such Date of Exercise in accordance with the periods described herein and, at the option of the Holder, either keep the portion of the Warrant tendered for exercise in excess of the permitted amount hereunder for future exercises or return such excess portion of the Warrant to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

11.	Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this

Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

12.	Notices.  Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 1999 Lincoln Drive, Suite 202, Sarasota, FL 34236, facsimile: (941) 953 4363, attention Chief Financial Officer, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

13.	Warrant Agent.  The Company shall serve as warrant agent under this
Warrant. Upon thirty days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

14.	Miscellaneous.

(a)	This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

(b)	Subject to Section 14(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

(c)	The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Warrant, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its' attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(d)	The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e)	In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

           	[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
	            SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                                SALIENT CYBERTECH, INC.


                                By:_____________________________________
                                Name:
                                Title:

                        FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the Warrant, issued on November 14, 2000 by Salient Cybertech, Inc. )

To Salient Cybertech, Inc.:

The undersigned hereby irrevocably elects to purchase _____________ shares of common stock, $.001 par value per share, of Salient Cybertech, Inc.
(the "Common Stock") and, if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

Date of vesting of warrant: _______________.

Exercise Price: ________________.


The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                           PLEASE INSERT SOCIAL SECURITY OR
                                           TAX IDENTIFICATION NUMBER
                                           ________________________________


_______________________________________________________________________
                        (Please print name and address)




Dated: _______,____                               Name of Holder:


                                                 (Print)________________

                                                 (By:)__________________
                                                 (Name:)
                                                 (Title:)
                                                 (Signature must conform in
                                                 all respects to name of
                                                 holder as specified on
                                                 the face of the Warrant)

                        FORM OF ASSIGNMENT

	[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Salient Cybertech, Inc. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Salient Cybertech, Inc. with full power of substitution in the premises.

Dated:

_______________, ____


                                     _______________________________________
                                     Signature must conform in all respects
                                     to name of holder as specified on
                                     the face of the Warrant)


                                     _______________________________________
                                     Address of Transferee

                                     _______________________________________

                                     _______________________________________



In the presence of:


__________________________

                                                               	ANNEX A



Vesting/Exercise Date

Number of Warrant Shares Vested on Such Vesting Date/Exercised on such Exercise Date.

Applicable Exercise Price

Number of Warrant Shares Not Previously Exercised

Number of Warrant Shares Remaining to be Exercised at Such Exercise Price.

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION
FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.


                        SALIENT CYBERTECH, INC.

                               WARRANT

Warrant No.1                                      Dated: November 14, 2000

Salient Cybertech, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, Haines Avenue, LLC or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of 423,729 shares of common stock, $.001 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to $0.90 per share (as adjusted from time to time as provided in Section 8, the "Exercise Price"), at any time and from time to time from and after the date hereof and through and including November 14, 2005 (the "Expiration Date"), and subject to the following terms and conditions:

1.	Registration of Warrant.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.	Registration of Transfers and Exchanges.


(a)	The Company shall register the transfer of any portion of this
Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at its address for notice set forth in
Section 12. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

(b)	This Warrant is exchangeable, upon the surrender hereof by the
Holder to the office of the Company at its address for notice set forth in
Section 12 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

3.	Duration and Exercise of Warrants.

(a) This Warrant shall be exercisable by the registered Holder on any business day before 6:30 P.M., New York City time, at any time and from time to time on or after the date hereof to and including the Expiration Date.
At 6:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Prior to the Expiration Date, the Company may not call or otherwise redeem this Warrant.

(b)	Upon delivery of a duly completed and signed Form of Election to
Purchase attached hereto (and the grid attached hereto as Annex A) duly completed and signed, to the Company at its address for notice set forth in
Section 12 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 3 business days after the Date of Exercise (as defined herein) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends except (i) either in the event that a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) if this Warrant shall have been issued pursuant to a written agreement between the original Holder and the Company, as required by such agreement. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant. The Company shall, upon request of the Holder, if available, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. To effect an exercise hereunder, the Holder shall not be required to physically surrender this Warrant to the Company unless all the Warrant Shares have been exercised. Exercises hereunder shall have the effect of lowering the number of Warrant Shares in an amount equal to the applicable exercise, which shall be evidenced by entries set forth in the Exercise Schedule. The Holder and the Company shall maintain records showing the number of Warrant Shares exercised and the date of such exercises. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following exercise of a portion of this Warrant, the number of shares issuable upon exercise of this Warrant may be less than the amount stated on the face hereof.

A "Date of Exercise" means the date on which the Company shall have received
(i) the Form of Election to Purchase completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder to be purchased.

(c)	This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares.

4.	Piggyback Registration Rights. This Warrant is subject to the piggyback registration rights granted under the Registration Rights Agreement and such piggyback registration rights shall continue until all of the Holder's Warrant Shares have been sold in accordance with an effective registration statement or upon the Expiration Date. The Company will pay all registration expenses in connection therewith.

5.	Payment of Taxes.  The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

6.	Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

7.	Reservation of Warrant Shares.  The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 8). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

8.	Certain Adjustments.  The Exercise Price and number of Warrant
Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 8.

(a)	If the Company, at any time while this Warrant is outstanding, (i)
shall pay a stock dividend (except scheduled dividends paid on outstanding preferred stock as of the date hereof which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

(b)	In case of any reclassification of the Common Stock or any
compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification or share exchange. The terms of any such reclassification or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 8(b) upon any exercise following any such reclassification or share exchange.

(c)	 If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 8(a), (b) and (d)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examines the financial statements of the Company (an "Appraiser").

(d)	If the Company or any subsidiary thereof, as applicable with respect to Common Stock Equivalents (as defined below), at any time while this Warrant is outstanding, shall issue shares of Common Stock or rights, warrants (including those issued under the Purchase Agreement), options or other securities or debt that is convertible into or exchangeable for shares of Common Stock ("Common Stock Equivalents") entitling any Person to acquire shares of Common Stock, at a price per share less than the Exercise Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price), then, at the option of the Holder for such exercises as it shall indicate, the Exercise Price shall be adjusted to mirror the conversion, exchange or purchase price for such Common Stock or Common Stock Equivalents (including any reset provisions thereof) at issue. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalent subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms. No adjustment under this Section shall be made as a result of (i) issuances of Common Stock or Common Stock Equivalents to the extent disclosed in Schedule 2.1(c) to the Purchase Agreement, (ii) issuances and exercises of options to purchase shares of Common Stock issued for compensatory purposes pursuant to any of the Company's stock option or stock purchase plans, or (iii) exercises under the Warrants (as defined in the Purchase Agreement).

(e)	In case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company (on a book value basis) in one or a series of related transactions, the Holder shall have the right thereafter to (A) exercise this Warrant for the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the Common Stock for which this Warrant could have been exercised immediately prior to such merger, consolidation or sales would have been entitled or (B) in the case of a merger or consolidation, (x) require the surviving entity to issue common stock purchase warrants equal to the number Warrant Shares to which this Warrant then permits, which newly warrant shall be identical to this Warrant and (y) simultaneously with the issuance of such warrant, the Holder of such warrant shall have the right to exercise such warrant only into shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger or consolidation or (C) require the surviving entity from such merger, acquisition or business combination to pay to the Holder, in cash, the Black Scholes value
of this Warrant.   In the case of clause (B), the exercise price for such
new warrant shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such transaction and the Exercise Price of this Warrant immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale or consolidation shall include such terms so as continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

(f)	For the purposes of this Section 8, the following clauses shall also be applicable:

(i) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(ii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(g)	All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(h)	Whenever the Exercise Price is adjusted pursuant to Section 8(c)
above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

(i)	If:

	(i)	the Company shall declare a dividend (or any other
        distribution) on its Common Stock; or

	(ii)	the Company shall declare a special nonrecurring cash
        dividend on or a redemption of its Common Stock; or

	(iii)	the Company shall authorize the granting to all holders of
        the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

	(iv)	the approval of any stockholders of the Company shall be
        required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

	(v)	the Company shall authorize the voluntary dissolution,
        liquidation or winding up of the affairs of the Company, then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least
        20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

9.	Payment of Exercise Price.  The Holder shall pay the Exercise Price in one of the following manners:

(a)	Cash Exercise.  The Holder may deliver immediately available funds;

or

(b)	Cashless Exercise. The Holder may surrender this Warrant to the
Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

        X = Y [(A-B)/A]
where:

        X = the number of Warrant Shares to be issued to the Holder.

        Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

        A = the average of the closing sale prices of the Common Stock (as reported by Bloomberg L.P. or any successor to its function of reporting share prices at 4:15 p.m. (New York time for the closing bid price for regular session trading on such day)) for the five (5) trading days immediately prior to (but not including) the Date of Exercise.

        B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

10.  	Certain Exercise Restrictions.


(a)	A Holder may not exercise this Warrant to the extent such exercise would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules promulgated thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon such exercise and held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of an exercise hereunder, unless the exercise at issue would result in the issuance of shares of Common Stock in excess of 4.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular exercise hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of this Warrant is exercisable shall be the responsibility and obligation of the Holder. If the Holder has delivered a Form of Election to Purchase for a number of Warrant Shares that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the exercise for the maximum portion of this Warrant permitted to be exercised on such Date of Exercise in accordance with the periods described herein and, at the option of the Holder, either keep the portion of the Warrant tendered for exercise in excess of the permitted amount hereunder for future exercises or return such excess portion of the Warrant to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

(b)	A Holder may not exercise this Warrant to the extent such exercise would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon such exercise and held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of an exercise hereunder, unless the exercise at issue would result in the issuance of shares of Common Stock in excess of 9.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular exercise hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of this Warrant is exercisable shall be the responsibility and obligation of the Holder. If the Holder has delivered a Form of Election to Purchase for a number of Warrant Shares that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the exercise for the maximum portion of this Warrant permitted to be exercised on such Date of Exercise in accordance with the periods described herein and, at the option of the Holder, either keep the portion of the Warrant tendered for exercise in excess of the permitted amount hereunder for future exercises or return such excess portion of the Warrant to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

11.	Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

12.	Notices.  Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 1999 Lincoln Drive, Suite 202, Sarasota, FL 34236, facsimile: (941) 953 4363, attention Chief Financial Officer, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

13.	Warrant Agent.  The Company shall serve as warrant agent under this
Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

14.	Miscellaneous.

(a)	This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

(b)	Subject to Section 14(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

(c)	The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Warrant, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its' attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(d)	The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e)	In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                 SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                                   SALIENT CYBERTECH, INC.


                                   By:_____________________________________
                                   Name:
                                   Title:

                   FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the Warrant issued on November 14, 2000 by Salient Cybertech, Inc.)

To Salient Cybertech, Inc.:

The undersigned hereby irrevocably elects to purchase _____________ shares of common stock, $.001 par value per share, of Salient Cybertech, Inc. (the "Common Stock") and , if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                          PLEASE INSERT SOCIAL SECURITY OR
                                          TAX IDENTIFICATION NUMBER



 ________________________________________________________________________
	(Please print name and address)




Dated: _________ , ________                         Name of Holder:

                                                   (Print)_________________

                                                   (By:)___________________
                                                   (Name:)
                                                   (Title:)

                                                   (Signature must conform
                                                   in all respects to name
                                                   of holder as specified
                                                   on the face of the Warrant)

                        FORM OF ASSIGNMENT

	[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Salient Cybertech, Inc. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Salient Cybertech, Inc. with full power of substitution in the premises.


Dated:

_______________, ____


                                                   _________________________
                                                   (Signature must conform
                                                   in all respects to name
                                                   of holder as specified
                                                   on the face of the Warrant)


                                                   __________________________
                                                   Address of Transferee

                                                   __________________________

                                                   __________________________



In the presence of:


__________________________

                                                              Annex A



Date      Number of Warrant    Number of Warrant    Number of Warrant
          Shares Available     Shares Exercised     Shares Remaining
          to be Exercised                           to be Exercised


_________________________________________________________________________
_________________________________________________________________________
_________________________________________________________________________
_________________________________________________________________________
_________________________________________________________________________
_________________________________________________________________________
_________________________________________________________________________
_________________________________________________________________________
_________________________________________________________________________
_________________________________________________________________________

                        REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "Agreement") is made and entered into as of November 14, 2000, among Salient Cybertech, Inc., a Delaware corporation (the "Company"), and the investors signatory hereto (each such investor is a "Purchaser" and all such investors are, collectively, the "Purchasers").

This Agreement is made pursuant to the Convertible Debenture Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the "Purchase Agreement"), and the Securities Purchase Agreement, dated the date hereof, between the Company and the Investors signatory thereto (the "Equity Line Agreement").

The Parties hereto, for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, hereby agree as follows:

1.	Definitions

Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement and the Equity Line Agreement. As used in this Agreement, the following terms shall have the following meanings:

"Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

"Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York or State of Florida are authorized or required by law or other government actions to close.

"Closing Date" shall have the meaning set forth in the Purchase Agreement.

"Commission" means the Securities and Exchange Commission.

"Common Stock" means the Company's common stock, $.001 par value, or such securities in to which that such stock shall hereafter be reclassified.

"Debentures" means the Convertible Debentures issued to the Purchasers in accordance with the Purchase Agreement.

"Effectiveness Date" means with respect to the initial Registration Statement required to be filed hereunder, the 105th day following the Closing Date and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 105th day following the date that notice of the requirement to file such additional Registration Statement is provided.

"Effectiveness Period" shall have the meaning set forth in Section 2(a).

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Filing Date" means the 30th day following the Closing Date and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 30th day following the date that notice of the requirement to file such additional Registration Statement is provided.

"Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

"Indemnified Party" shall have the meaning set forth in Section 5(c).

"Indemnifying Party" shall have the meaning set forth in Section 5(c).

"Losses" shall have the meaning set forth in Section 5(a).

"Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

"Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

"Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

"Registrable Securities" means (i) the shares of Common Stock issuable upon conversion in full of the Debentures, (ii) the shares of Common Stock issuable upon conversion in full of the Warrants, and (iii) the Put Shares.

"Registration Statement" means the registration statement and any additional registration statements contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

"Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Special Counsel" means one special counsel to the Holders, for which the Holders will be reimbursed by the Company pursuant to Section 4.

"Warrants" shall mean (i) the Warrants (as defined in each of the Purchase Agreement and the Equity Line Agreement), (ii) the Common Stock purchase warrant issued or issuable to Alliance Financial as compensation in connection with the issuance and sale of the Debentures to the Purchasers, and (iii) the Common Stock purchase warrant issued to Alliance Financial under the Equity Line Agreement.

2.	Shelf Registration

(a)	On or prior to each Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-1 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1, in which case such registration shall be on another appropriate form and shall contain the "Plan of Distribution" attached hereto as Annex A. The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date which is two years after the date that such Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) (the "Effectiveness Period"). The Company agrees that it will make such pre-and post-effective filings with the Commission as are necessary in order to convert the Registration Statement to a Registration Statement under Form S-3 promulgated under the Securities Act as soon as possible following the date, if any, on which the Company is eligible to utilize such form to register the resale of its securities as contemplated by this Agreement.

(b)	The initial Registration Statement to be filed hereunder shall include (but not be limited to) a number of shares of Common Stock equal to no less than the sum of (i) 200% of the number of shares of Common Stock issuable upon conversion in full of the principal amount of all issuable Debentures, assuming no interest is paid thereon in cash and that such Debentures remain outstanding for three years and that such conversion occurred at a price equal to the Conversion Price (as defined in the Debentures) on the Closing Date, Filing Date or day prior to the filing of a request with the Commission that the Registration Statement be accelerated (whichever has a lower Conversion Price), and (ii) the number of shares of Common Stock issuable upon exercise in full of the Warrants issued as of the Closing Date (assuming that the Maximum number of shares of Common Stock are issued and sold under the Equity Line Agreement) issued as of the Closing Date, and (iii) 17,250,000 shares of Common Stock for the Put Shares and the Warrant Shares for sale by the Holders under the Equity Line Agreement.

(c)	If (a) a Registration Statement is not filed on or prior to its
Filing Date (if the Company files such Registration Statement without affording the Holder the opportunity to review and comment on the same as required by Section 3(a) hereof, the Company shall not be deemed to have satisfied this clause (a)), or (b) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (c) a Registration Statement filed hereunder is not declared effective by the Commission on or prior to its Effectiveness Date, or (d) after a Registration Statement is filed with and declared effective by the Commission, such Registration Statement ceases to be effective as to all Registrable Securities to which it is required to relate at any time prior to the expiration of the Effectiveness Period without being succeeded within ten Business Days by an amendment to such Registration Statement or by a subsequent Registration Statement filed with and declared effective by the Commission, or (e) the Common Stock shall not be quoted on the OTC Bulletin Board ("OTC") or shall be delisted or suspended from trading on the New York Stock Exchange, American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market (each, a "Subsequent Market") for more than three Trading Days (which need not be consecutive Trading Days), or (f) the conversion rights of the Holders pursuant to the Debentures are suspended for any reason, or (g) an amendment to a Registration Statement is not filed by the Company with the Commission within ten Business Days of the Commission's notifying the Company that such amendment is required in order for such Registration Statement to be declared effective (any such failure or breach being referred to as an "Event," and for purposes of clauses
(a), (c) and (f) the date on which such Event occurs, or for purposes of clause (b) the date on which such five day period is exceeded, or for purposes of clauses (d) and (g) the date which such ten Business Day-period is exceeded, or for purposes of clause (e) the date on which such three Trading Day-period is exceeded, being referred to as "Event Date"), then, on the first monthly anniversary of such Event Date, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 2.0% of the purchase price paid by such Holder pursuant to the Purchase Agreement, and on each monthly anniversary thereafter of such Event Date and every monthly anniversary thereof until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 3.0% of the purchase price paid by such Holder pursuant to the Purchase Agreement. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 15% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full and if not in cash by the tenth Business Day after first accrued, at the option of the Holder, such liquidated damages be paid in shares of Common Stock under the Vesting Warrant. The liquidated damages pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event.

3.	Registration Procedures

In connection with the Company's registration obligations hereunder, the Company shall:

(a)	Not less than five Business Days prior to the filing of each
Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to the Holders and their Special Counsel copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders and their Special Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities and their Special Counsel shall reasonably object, provided, the Company is notified of such objection no later than 3 Business Days after the Holders have been so furnished copies of such documents.

(b)	(i)  Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within ten Business Days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c)	File additional Registration Statements if the number of Registrable
Securities at any time exceeds 85% of the number of shares of Common Stock then registered in all their existing Registration Statements hereunder.

(d)	Notify the Holders of Registrable Securities to be sold and their
Special Counsel as promptly as reasonably possible (and, in the case of (i)
(A) below, not less than five Business Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information;
(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose;
(iv) if at any time any of the representations and warranties of the Company contained in any agreement contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)	Promptly deliver to each Holder and their Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(f)	Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

(g)	Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(h)	Upon the occurrence of any event contemplated by Section 3(d)(vi), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(i)	Comply with all applicable rules and regulations of the Commission.

4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Subsequent Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Holders), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.

5.	Indemnification

(a)	Indemnification by the Company.  The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(e). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b)	Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange
Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(e). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)	Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying
Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)	Contribution.  If a claim for indemnification under Section 5(a)
or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.	Miscellaneous

(a)	Amendments and Waivers.  The provisions of this Agreement,
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least two-thirds of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(b)	No Inconsistent Agreements.  Neither the Company nor any of its
subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as and to the extent specified in Schedule 6(b) hereto, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

(c)	No Piggyback on Registrations.  Except as and to the extent
specified in Schedule 6(b) hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

(d)	Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(e)	Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 3(d)(ii), 3(d)(iii), 3(d)(iv), 3(d)(v) or 3(d)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(h), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(f)	Piggy-Back Registrations.  If at any time during the Effectiveness
Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered.

g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:         	           	Salient Cybertech, Inc.
                                        1999 Lincoln Drive, Suite 202
                                        Sarasota, Florida 34236
                                        Facsimile No.: (941) 953 4363
                                        Attn:  Chief Financial Officer

With copies to:                         David  J. Feingold, Esq.
                                        3300 PGA Blvd.
                                        Palm Beach Gardens, Florida 33410
                                        Facsimile No.: (561) 630 8936

If to a Purchaser:                      To the address set forth under such
                                        Purchaser's name on the signature
                                        pages hereto.

If to any other Person who is then the registered Holder:

                                        To the address of such Holder as it
                                        appears in the stock transfer books
                                        of the Company

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

(h)	Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(i)	Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j)	Governing Law.  All questions concerning the construction,
validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its' attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(k)	Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(l)	Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.
It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m)	Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(n)	Independent Nature of Purchasers' Obligations and Rights.  The
obligations of each Holder, Purchaser and Investor hereunder are several and not joint with the obligations of any other Holder, Purchaser and Investor hereunder, and no such Person shall be responsible in any way for the performance of the obligations of any other such Person hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder, Purchaser or Investor pursuant hereto or thereto, shall be deemed to constitute such Person as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that such Person is in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder, Purchaser and Investor shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder, Purchaser or Investor to be joined as an additional party in any proceeding for such purpose.


                         [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                          SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                            SALIENT CYBERTECH, INC.



                                            By:_____________________________
                                            Name:
                                            Title:


                         [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                          SIGNATURE PAGES OF PURCHASER TO FOLLOW]

                                            HAINES AVENUE LLC

                                            By:_____________________________
                                            Name:
                                            Title:


Address for Notice:                         Haines Avenue LLC
                                            c/o Citco Trustees (Cayman)
                                            Limited
                                            Commercial Centre
                                            P.O. Box 31106 SMB
                                            Grand Cayman
                                            Cayman Islands
                                            British West Indies
                                            Facsimile No.: (345) 945-7566

With copies to:                             Robinson Silverman Pearce
                                            Aronsohn & Berman LLP
                                            1290 Avenue of the Americas
                                            New York, NY  10104
                                            Facsimile No.:  (212) 541-4630
                                            and (212) 541-1432
                                            Attn:  Eric L. Cohen, Esq.

                                                                    Annex A


                        Plan of Distribution

The Selling Stockholders and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

- ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

- block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

- purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

- an exchange distribution in accordance with the rules of the applicable exchange;

-      privately negotiated transactions;

-      short sales;

- broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

-      a combination of any such methods of sale; and

-      any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

The Selling Stockholders may also engage in short sales against the box, puts and calls and other transactions in securities of the Company or derivatives of Company securities and may sell or deliver shares in connection with these trades. The Selling Stockholders may pledge their shares to their brokers under the margin provisions of customer agreements. If a Selling Stockholder defaults on a margin loan, the broker may, from time to time, offer and sell the pledged shares. The Selling Stockholders have advised the Company that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares other than ordinary course brokerage arrangements, nor is there an underwriter or coordinating broker acting in connection with the proposed sale of shares by the Selling Stockholders.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The Investor and any broker-dealers or agents that are involved in selling the shares are considered "underwriters" by the Securities and Exchange Commission within the meaning of the Securities Act in connection with sales under this Registration Statement. Accordingly, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them will be deemed underwriting commissions or discounts under the Securities Act.

The Company is required to pay all fees and expenses incident to the registration of the shares, including fees and disbursements of counsel to the Selling Stockholders. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

                   SECURITIES PURCHASE AGREEMENT

                              Between

                      SALIENT CYBERTECH, INC.

                               and

                        HAINES AVENUE LLC


SECURITIES PURCHASE AGREEMENT dated as of November 14, 2000 (this
"Agreement"), between the Investor signatory hereto (the "Investor"), and Salient Cybertech, Inc., a Delaware corporation (the "Company").

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall have the opportunity to issue and sell to Investor from time to time as provided herein and pursuant to Rule 506 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and Section 4(2) thereunder, up to $10,000,000 of the Company's Common Stock (as defined below) and certain Common Stock purchase warrants.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor agree as follows:

                             ARTICLE I

Certain Definitions


"Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York or State of Florida are authorized or required by law or other government action to close.

"Capital Shares" means the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

"Capital Shares Equivalents" means any securities, rights, or obligations that are directly or indirectly convertible into or exchangeable for or give any right to subscribe for or otherwise receive Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase Capital Shares.

"Closing Warrant" means the Common Stock purchase warrant, in the form of Exhibit C-1 hereto, to be delivered to the Investor concurrently with the execution of this Agreement, entitling the Investor to purchase from time to time in accordance with the terms thereof shares of Common Stock.

"Commission" means the Securities and Exchange Commission.

"Commitment Period" means the period commencing on the Effective Date and expiring on the earliest to occur of (x) the date on which the Investor shall have paid an aggregate of $10,000,000 in Purchase Price pursuant to this Agreement, (y) the date this Agreement is terminated in accordance with its terms, or (z) the date occurring 24 months from the Closing Date.

"Common Stock" means the Company's common stock, par value $.001 per share, or such securities into which such stock shall hereafter be reclassified or changed.

"Effective Date" means the date on which the Commission first declares effective a Registration Statement meeting the requirements of the Registration Statement and registering the sale by the Company and resale by the Investor of the Registrable Securities.

"Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Investment Amount" means the dollar amount to be invested by the Investor to purchase Put Shares as specified in a Put Notice.

"Market Price" on any date means the average of the three lowest VWAPs during the Valuation Period relating to such date, subject to equitable adjustment in the event of a Valuation Event during such Valuation Period.

"Maximum Put Amount" means means the lesser of (x) $2,000,000 and (y) 150% of the weighted average daily price for the twenty Trading Day period prior to the Put Date multiplied by the weighted average trading volume for such twenty Trading Day period.

"Minimum Commitment Amount" means $2,500,000.

"Outstanding" when used with reference to shares of Common Stock or Capital Shares, means, at any date as of which the number of such Shares is to be determined, all issued and outstanding shares of Common Stock or Capital Shares, and shall include all such shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such shares; provided, that "Outstanding" shall not mean any shares of Common Stock or Capital Shares directly or indirectly owned or held by or for the account of the Company.

"Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

"Principal Market" means whichever of the Nasdaq National Market, Nasdaq SmallCap Market, American Stock Exchange, New York Stock Exchange or OTC Bulletin Board, that is then the principal trading exchange, market or quotation system for the Common Stock.

"Purchase Price" means with respect to Put Shares, an amount equal to 90% of the Market Price for the Valuation Period for a Put (subject to certain adjustments as set forth in Section 5.7).

"Put" means the exercise by the Company of its right to require the Investor to purchase Put Shares pursuant to the terms of this Agreement.

"Registrable Securities" has the meaning set forth in the Registration Rights Agreement.

"Registration Rights Agreement" means the Registration Rights Agreement between the Company and the Investor, dated the date hereof, in the form of Exhibit B hereto.

"Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

"Securities" means, collectively, the Put Shares, Warrants and Warrant
Shares.

"Trading Day" means (a) a day on which the Common Stock is traded on the Principal Market on which the Common Stock is then listed or quoted, or
(b) if the Common Stock is not listed or quoted for trading on a Principal Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean a Business Day.

"Undrawn Amount" means $2,500,000 less the aggregate Purchase Price paid during the Commitment Period for Put Shares pursuant to this Agreement.

"Valuation Event" means an action by the Company during the Commitment
Period to:

(1)	subdivide or combine the Common Stock;

(2)	pay a dividend on its Capital Shares or make any other distribution of its Capital Shares;

(3)	issue any additional Capital Shares ("Additional Capital Shares")
at a price per share less, or for other consideration lower, than the VWAP in effect immediately prior to such issuance, or without consideration (other than pursuant to this Agreement);

(4)	issue any warrant, option, right or other security to subscribe for or purchase Additional Capital Shares at a price per share at any time over life of such security (whether by reset, adjustment or otherwise) that is less than the VWAP in effect immediately prior to such issuance of such warrant, option, right or other security;

(5)	issue any securities convertible into or exchangeable for Capital
Shares at a price per Additional Capital Share that is at any time over the life of such security (whether by reset, adjustment or otherwise) less than the VWAP on the date of issuance of such convertible or exchangeable security;

(6)	make a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (e)); or

(7)	take any other action affecting the number of Outstanding Capital
Shares, which in the opinion of the Company's Board of Directors, determined in good faith, would have a Material Adverse Effect upon the rights of the Investor at the time of a Put.

"Valuation Period" means the period of ten Trading Days commencing on the Put Date.

"Vesting Warrant" means the Common Stock purchase warrant, in the form of Exhibit C-2 hereto, to be delivered to the Investor concurrently with the execution of this Agreement, entitling the Investor to purchase from time to time in accordance with the terms thereof shares of Common Stock.

"VWAP" means the daily volume weighted average price (as reported by Bloomberg Financial using AQR function) of the Common Stock on the Principal Market on the date in question, or if there is no such price on such date, then the closing bid price on the date nearest preceding such date.

"Warrants" means, collectively, (a) the Closing Warrant, (b) the Vesting Warrant and (c) the Common Stock purchase warrant, in the form of Exhibit C-3 hereto, to be delivered to the Broker (as defined herein) concurrently with the execution of this Agreement, entitling the Broker to purchase from time to time in accordance with the terms thereof shares of Common Stock.

"Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

                             ARTICLE II

                   Purchase and Sale of Common Stock

Section II.1 	Investments.

(1)	Puts.  Subject to the conditions and limitations set forth herein, the Company may make a Put by the delivery of a duly completed written notice to the Investor in the form attached hereto as Exhibit A (each, a "Put Notice"), specifying therein the Investment Amount that the Company intends to sell to the Investor. The number of shares of Common Stock that the Investor shall receive pursuant to a Put ("Put Shares") shall be determined by dividing the Investment Amount specified in the Put Notice by the Purchase Price for the Valuation Period for such Put.

(2)	Limitations on Puts and Common Stock Issuable.

(i)	The Company may not deliver a Put Notice to the extent that, following the purchase by the Investor of Put Shares thereunder, the Investor and its affiliates would beneficially own (as determined in accordance with Section 13(d) of the Exchange Act) in excess of 4.999% of the then outstanding shares of Common Stock.

(ii)	The maximum Purchase Price for all Puts is an aggregate of
$10,000,000.

(iii)	The Investment Amount for each Put shall be neither less than
$50,000 nor more than the Maximum Put Amount.

(iv)	The Company may not deliver a Put Notice during the continuation of any of the events specified in Section 5.4.

Section II.2	Mechanics.

(1)	Put Notice.   Subject to the conditions and limitations herein,
at any time during the Commitment Period the Company may deliver a Put Notice to the Investor.

(2)	Date of Delivery of Put Notice or Notice to Acquire Investment
Shares. A Put Notice shall be deemed delivered on: (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon New York Time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon New York Time on a Trading Day or at any time on a day which is not a Trading Day. The Trading Day that a Put Notice is deemed delivered pursuant to this Section is the "Put Date."

Section II.3	Closings.

(a)	Subject to the satisfaction of the conditions set forth in this
Agreement, the closing of the purchase by the Investor of Put Shares following a Put (a "Closing") shall occur on the second Business Day following the end of the Valuation Period for such Closing (or such other date as is mutually agreed to by the Company and the Investor) (a "Closing Date") at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP, 1290 Avenue of the Americas, New York, NY 10104 ("Robinson Silverman") or such other place to which the parties may agree. At least one Business
Day prior to each Closing Date, the Company shall deliver (or cause to be delivered) into escrow with Robinson Silverman (or such other escrow agent to which the parties may agree): (1) the certificate contemplated by Section 6.1(c); (2) the legal opinion contemplated by Section 6.1(f); (3) a writing, executed by the Investor and the Company concurring as to (x) the total number of Put Shares that are to be issued and sold at such Closing, (y) the Investment Amount for the Put Shares issuable at such Closing and (z) the number of Warrant Shares that will vest on such Closing Date under the Closing Warrant as a result of such Put (it being agreed that 750,000 shares of Common Stock shall vest under such Closing Warrant on the first Closing Date and 150,000 shares of Common Stock shall vest for each $1,000,000 of Purchase Price paid at additional Closings), and (4) all other documents, instruments and writings required to be delivered by it pursuant to the Transaction Documents (as defined herein) in order to effect a Closing hereunder (the items contemplated by clauses (1) through (4) above are collectively referred to as the "Company Required Items"). At least one Business Day prior to each Closing Date, the Company shall deliver to the Investor's account through the Depository Trust Company DWAC system, per written account instructions delivered by the Investor to the Company (the "DTC Account"), the Put Shares to be issued and sold to the Investor at such Closing and meeting the requirements of Section 5.3 which Put Shares shall be held in escrow pending delivery to the Company of the Investment Amount for the Put Shares to be issued and sold at such Closing pursuant to the terms hereof.

(b)	Robinson Silverman (or such other escrow agent to which the parties may agree) shall notify the Company, the Investor and Alliance Financial (the "Broker") on the Business Day it receives all of the Company Required Items relating to such Closing. If: (i) Robinson Silverman (or such other escrow agent to which the parties may agree) shall have provided such notice by the Closing, (ii) the DTC Account shall have been credited with the Put Shares to be issued and sold to the Investor at such Closing and (iii) the other conditions to the Investor's obligation to purchase Put Shares at such Closing as provided hereunder shall have been satisfied or waived, the Investor shall deliver (or cause to be delivered): (x) to the Company, the Investment Amount for the Put Shares to be issued and sold at such Closing, less the amounts contemplated by clause (y) following this clause (x), and
(y) (1) to Robinson Silverman (or such other escrow agent to which the parties may agree), $2,000, (2) to the Investor, the amount of any Blackout Payments (as defined below), together with all accrued interest thereon, then owed and for which full payment shall not have previously been made,
(3) to the Broker, an amount equal to [    ] of the gross Investment Amount
to be paid at such Closing. In the event that: (i) any Company Required Item shall not have been delivered, (ii) the DTC Account shall not have been credited with the Put Shares to be issued and sold to the Investor at such Closing or (iii) any condition set forth in Article VI shall not have been fulfilled or waived by the Investor then, at the option of the Investor, such Closing shall be canceled and any Company Required Items delivered to Robinson Silverman (or such other escrow agent to which the parties may agree) and any Put Shares credited to the DTC Account, in both cases, in connection with such Closing, shall be returned to or as directed by the Company. The parties hereto understand and agree that Robinson Silverman (or such other escrow agent to which the parties may agree) will not release the Company Required Items to the Investor prior to its receipt of written confirmation from the Company that the Company has received the net proceeds from the sale of the Put Shares to have been sold at such Closing; provided, if the Company does not confirm such receipt by 5:00 p.m. New York Time on the Business Day following the Closing Date, the parties hereby direct Robinson Silverman (or such other escrow agent to which the parties may agree) to deliver the Company Required Items to the Investor at such time as Robinson Silverman (or such other escrow agent to which the parties may agree) receives written evidence from the institution from which the Investment Amount was delivered on behalf of the Investor that funds equal to the amount required hereunder to be delivered to the Company at such Closing were delivered in accordance with the wire instructions provided by the Company for such purpose (a federal wire number for the correct amount and in accordance with the wire instructions provided by the Company for such purpose shall be conclusive evidence of the Company's receipt).

(c)	Each of the parties hereby agrees jointly and severally to indemnify and hold harmless Robinson Silverman (or such other escrow agent to which the parties may agree) and its members, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the performance of its duties hereunder and agrees that Robinson Silverman (or such other escrow agent to which the parties may agree) shall not have any liability hereunder other than as arising solely from its willful misconduct in performing its duties hereunder. The parties understand and agree that Robinson Silverman (or such other escrow agent to which the parties may agree) may, at any time upon two Business
Days prior written notice to the parties, resign from its duties and obligations hereunder without recourse to any party. The Company further understands and agrees that Robinson Silverman acts as legal counsel to the Investor in connection with the transactions contemplated hereby and may, from time to time, represent the Investor in other matters, including such matters as may directly or indirectly be adverse to the interests of the Company. The Company consents to such representation and waives any claim that such representation represents a conflict of interest on the part of Robinson Silverman. The Investor understands that the Company and Robinson Silverman are relying explicitly on the foregoing provision in connection with the Investor entering into this Agreement.

Section II.4	Termination of Investment Obligation.


(1)	The obligation of the Investor to purchase shares of Common Stock shall, at the Investor's option, terminate permanently (including with respect to a Closing Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement (or the ability of the Investor to use the prospectus thereunder to dispose of Registrable Securities) for an aggregate of thirty days during the Commitment Period for any reason, (ii) the Company shall at any time breach its obligations under the Transaction Documents or there shall be an Event of Default under the Debentures issued in accordance with the Convertible Debenture Purchase Agreement dated the date hereof among the Company and the Purchasers signatory thereto, which breach shall not be cured within 30 days after notice, (iii) the Registration Statement shall not have become effective by the expiration of the 150th day following the date of this Agreement or (iv) if, after the Effective Date, the registration statement ceases to be effective as to all Registrable Securities, or the prospectus thereunder is not available for use by the Investor to sell Registrable Securities, in either case, for an aggregate of 30 days.

(2)	The obligation of the Company to sell Put Shares to the Investor following delivery of a Put Notice shall terminate if the Investor fails to honor such Put Notice within four Trading Days following the Closing Date scheduled for such Put, and the Company notifies Investor of such termination. Notwithstanding any such termination, the Company shall maintain the Registration Statement in effect (and shall permit the Investor to use the prospectus thereunder to sell Registrable Securities) for not less than 45 Trading Days following the date of any such termination. Such termination shall be the Company's sole remedy for the Investor's failure to honor a Put.

Section II.5	Blackout Payments.  If  for any reason an Investor is not
permitted for more than an aggregate of ten Trading Days (which need not be consecutive Trading Days) during the period commencing on the Effective Date and ending on the 45th Trading Day following the expiration of the Commitment Period to use the prospectus under the Registration Statement to dispose of all Registrable Securities or if such Registration Statement shall not be effective, then the Company shall pay to such Investor on the following Business Day and on the Business Day following each additional such ten Trading Day period in excess the initial ten Trading Day period, as liquidated damages and not as a penalty, cash in an amount equal to 2% of all Put Shares and Warrant Shares issued to and then held by such Investor. The amounts that may become due and payable pursuant to this Section are sometimes referred to herein as "Blackout Payments." Late interest on any unpaid Blackout Payments shall accrue from and after the date due at the rate of 15% per annum (or such lesser maximum amount as shall be permitted under applicable law) until all Blackout Payments, plus all accrued interest thereon, shall have been paid in full. At the option of the Investors, any portion of Blackout Payments which are not paid in full by the tenth Business Day following the date of incurrence of such Blackout Payment shall be paid in shares of Common Stock through of the Vesting Warrant.

Section II.6	Delisting; Suspension.  If at any time prior to the 30th
Trading Day following the expiration of the Commitment Period the Common Stock shall fail to be listed or quoted for trading on a Principal Market or shall have been suspended from trading thereon (excluding suspensions of not more than one Trading Day as a result of material announcements by the Company) (a "Repurchase Event"), the Investor shall have the right, exercisable within 30 days of a Repurchase Event, to put to the Company, and the Company shall purchase, all or such portion of the Put Shares issued to and then held by the Investor. The purchase price for such shares shall equal the higher of (x) the Purchase Price paid for such shares and (y) the product of (1) the number of such shares and (2) the higher of the closing sales price of the Common Stock on the date of the demand by the Investor of such put and the closing sales price of the Common Stock (as reported by Bloomberg L.P. or any successor to its function of reporting share prices) on the date of payment (if there shall no longer be a reported closing sales price for the Common Stock, the amount under this clause (y) shall equal the last reported closing sales price of the Common Stock on the Principal Market). The purchase price under this Section shall be paid in cash and shall be due in full by the 10th Business Day following the demand therefor. Late interest on any unpaid portion of the amounts that are due from the Company under this Section shall accrue from and after the date due at the rate of 15% per annum (or such lesser maximum amount as shall be permitted under applicable law) until all such amounts, plus all accrued interest thereon, shall have been paid in full. The Investor shall have the right to rescind ab initio any demand for a put hereunder at any time prior to the payment in full of the applicable purchase price by the Company.

Section II.7	Minimum Commitment Amount.  If during the Commitment Period
the Company, for any reason (including a failure to cause a Registration Statement to be declared effective under the Registration Rights Agreement), fails to issue and deliver Put Shares equal to or exceeding the Minimum Commitment Amount, then: (x) on the first Business Day following the expiration of the Commitment Period, the Vesting Warrant shall vest in full for such failure and (y) the Company shall, by the tenth Business Day following the Commitment Period, pay to the Investors, in cash, an amount equal to the product of (a) the Undrawn Amount and (b) the Market Price less the Purchase Price, measured on the day of expiration of the Commitment Period.


                             ARTICLE III

            Representations and Warranties of Investor

The Investor represents and warrants to the Company as follows:

Section III.1	Intent.  The Investor is entering into this Agreement for
its own account and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold Securities for any minimum or other specific term and reserves the right to dispose of Securities at any time in accordance with federal and state securities laws applicable to such disposition and the terms and conditions, if any, relating thereto as set forth in this Agreement.

Section III.2	Sophisticated Investor.  The Investor is a sophisticated
investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it has the capacity to protect its own interests in connection with this transaction and is capable of evaluating the merits and risks of an investment in the Securities. The Investor acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

Section III.3	Authority.  This Agreement and the Registration Rights
Agreement have been duly authorized and validly executed and delivered by the Investor and are valid and binding agreements of the Investor enforceable against it in accordance with their respective terms.

Section III.4	Organization and Standing.  Investor is a corporation duly
organized, validly existing, and in good standing under the laws of the jurisdiction of its organization.

Section III.5	Disclosure; Access to Information.  The Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of the Investor or its representatives or counsel shall modify, amend or affect such Investor's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

Section III.6	General Solicitation.  Such Investor is not purchasing the
Securities as a result of or subsequent to any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

Section III.7	Underwriter Liability.  Investor understands that it is
the position of the Commission that with respect to any disposition of Put Shares through a Registration Statement the Investor is an underwriter within the meaning of Section 2(11) of the Securities Act. The Investor agrees to be identified as an underwriter of the Put Shares sold by it in the Registration Statement.

The Company acknowledges and agrees that the Investor has not made and does not make any representations or warranties with respect to the transactions contemplated hereby other than as specifically set forth in this Article III.


                             ARTICLE IV

             Representations and Warranties of the Company


The Company represents and warrants to the Investor as follows:

Section IV.1	Organization and Qualification.  The Company is a
corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in Schedule 4.1 (collectively the "Subsidiaries").
Each of the Subsidiaries is an entity, duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Securities (as defined below) or any of this Agreement, the Registration Rights Agreement or the Warrants (collectively, the "Transaction Documents"), (y) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (x), (y) or (z), a "Material Adverse Effect").

Section IV.2	Authorization; Enforcement.  The Company has the requisite
corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered (or filed, as the case may be) in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents.

Section IV.3	Capitalization.   The number of authorized, issued and
outstanding capital stock of the Company is set forth in Schedule 4.3. Except as disclosed in the SEC Documents (as defined herein) the Company owns all of the capital stock of each Subsidiary. No shares of Common
Stock are entitled to preemptive or similar rights, nor is any holder of securities of the Company or any Subsidiary entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of any of the Transaction Documents. Except as a result of the purchase and sale of the Shares and except as disclosed in the SEC Documents, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings,or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Securities hereunder will not obligate the Company to issue shares of Common Stock or other securities to any Person other than to the Investors and the Broker and will not result in any right of any holder of the Company's securities to adjust the exercise, conversion or reset price under such securities.

Section IV.4	Issuance of the shares of Common Stock.  When issued and
paid for in accordance with the terms hereof and the Warrants (as applicable), the Put Shares and Warrant Shares will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "Liens"). The Company has on the date hereof and will, at all times during the Commitment Period and while the Warrants are outstanding, maintain an adequate reserve of duly authorized shares of Common Stock, reserved for issuance to the Investor and the holders of the Warrants, to enable it to perform its exercise and other obligations under this Agreement and the Warrants.

Section IV.5	Filings, Consents and Approvals.  Neither the Company nor
any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing of the Registration Statement with the Commission), (ii) filings as may be required under state securities laws, and (iii) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration would not reasonably be expected to have or result in, individually or in the aggregate, a Material Adverse Effect (collectively, the "Required Approvals").

Section IV.6	No Default or Violation.  Except as described in the SEC
Documents, neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, in each case of clauses (i),
(ii) or (iii) above, except as would not reasonably be expected to individually or in the aggregate, have or result in a Material Adverse Effect.

Section IV.7	SEC Documents; Financial Statements.  The Company has filed
all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents" and, together with the Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Documents as required. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since March 31, 2000, except as specifically disclosed in the SEC Documents, (a) there has been no event, occurrence or development that has resulted or that could result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or otherwise required to be disclosed in filings made with the Commission, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing compensation agreements or Company stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock.

Section IV.8 	Investment Company.  The Company is not, and is not an
Affiliate (as defined in Rule 405 under the Securities Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

Section IV.9	Certain Fees.  Other than fees payable to the Broker
pursuant to the terms hereof, no fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other similar Person with respect to the transactions contemplated by this Agreement. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Investor, its employees, officers, directors, agents, and partners, and its respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

Section IV.10	Solicitation Materials.  Neither the Company nor any Person
acting on the Company's behalf has solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

Section IV.11	Listing and Maintenance Requirements Compliance. The Company
has not, in the two years preceding the date hereof, received notice (written or oral) from the OTC or any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

Section  IV.12	Patents and Trademarks.  The Company and its Subsidiaries
have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights which are necessary or material for use in connection with their respective business as described in the SEC Documents and which the failure to so have would have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or its Subsidiaries violates or infringes upon the rights of any Person, to the best knowledge of the Company. All such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

Section IV.13	Registration Rights.  Except as disclosed under Section
6(c) of the Registration Rights Agreement, the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which have not been satisfied.

Section  IV.14	Regulatory Permits.  The Company and its Subsidiaries
possess all certificates, authorizations and permits issued by the appropriate Federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents, except where the failure to possess such permits would not reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

Section IV.15	Title.  The Company and the Subsidiaries have good and
marketable title in fee simple to all real property owned by them which is material to the business of the Company and its Subsidiaries and good and marketable title in all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and its Subsidiaries are in compliance and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

Section IV.16	Absence of Certain Proceedings.   There is no action,
suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. The Company does not have pending before the Commission any request for confidential treatment of information and the Company has no knowledge of any expected such request that would be made prior to the Effectiveness Date (as defined in the Registration Rights Agreement). There has not been, and to the best of the Company's knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.

Section IV.17	No Conflicts.  The execution, delivery and performance of
the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses
(ii) and (iii), as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not have or result in a Material Adverse Effect.

Section IV.18	Solvency.  Based on the financial condition of the Company
as of each Closing Date, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and project capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

Section IV.19	Taxes.    All Federal, state, local and foreign tax returns,
information returns, reports and estimated Tax returns have been timely filed on behalf of the Company and all Taxes shown on any such return or report have been paid on a timely basis. There is no action, suit, proceeding, investigation, audit or claim now proposed or pending with respect to any Tax of the Company and the Company is not aware of any threatened claim for Tax deficiencies. There are no outstanding agreements or waivers for the extension of time for assessment of any Tax payable by the Company, nor has any such waiver or agreement been requested by the Internal Revenue Service or any other taxing authority. The Company has not filed or been included in a consolidated, unitary or combined Tax return with another person. The Company has collected or withheld all material amounts required to be collected or withheld by it for any Taxes, and all such material amounts have been paid to the appropriate governmental agencies or set aside in appropriate accounts for future payment when due. The
Company is in material compliance with, and its records contain all material information and documents necessary to comply with, all applicable information reporting and Tax withholding requirements. As used herein, the terms "Tax" and "Taxes" shall mean (i) any income, alternative or add-on minimum tax, gross income, gross receipts, franchise, profits, including estimated taxes relating to any of the foregoing, or other similar tax or other like assessment or charge of similar kind whatsoever,
(ii) any sales, use, ad valorem, business license, withholding, payroll, employment, excise, stamp, transfer, recording, occupation, premium, property, value added, custom duty, severance, windfall profit tax, license, or other tax, governmental fee or other similar assessment or charge, and (iii) any interest and any penalty, addition to tax or additional amount imposed by any federal, state, local or foreign governmental authority responsible for the imposition of any such tax (domestic or foreign).

Section IV.20	Labor Relations.  No material labor problem exists or, to
the knowledge of the Company, is imminent with respect to any of the employees of the Company.

Section IV.21	Disclosure.  The Company confirms that neither it nor any
other Person acting on its behalf has provided the Investor or its agents or counsel with any information that constitutes or might constitute material non-public information. The Company understands and confirms that the Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Investor regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                             ARTICLE V

                  Other Agreements of the Parties

Section V.1	Listing of Common Stock.  The Company shall maintain the
listing of the Common Stock on a Principal Market, and as soon as practicable (but in any event prior to the commencement of the Commitment Period) shall list the Put Shares and all potentially issuable Warrant Shares.
The Company further agrees, if the Company applies to have the Common
Stock traded on any other Principal Market, it will include in such application the issued and issuable Put Shares and Warrant Shares. The Company will take all action to continue the listing and trading of its Common Stock on the Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market and shall provide Investor with copies of any correspondence to or from such Principal Market which questions or threatens delisting of the Common Stock, within one Trading Day of the Company's receipt thereof.

Section V.2	Exchange Act Registration; Rule 144 Compliance.  The Company
will cause its Common Stock to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will use its best efforts to timely comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations thereunder. During the Commitment Period, the Company will notify the Investor immediately following each filing by the Company under the Exchange Act. As long as the Investor owns Securities, if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Investor and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act such information as is required for the Investor to sell the Securities under Rule 144 promulgated under the Securities Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including causing its attorneys to render and deliver any legal opinion required in order to permit such Person to sell its Securities under Rule 144 upon notice of an intention to sell or other form of notice having a similar effect. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

Section V.3	Legends.  The certificates evidencing the Common Stock to be sold or otherwise issued to the Investor hereunder (including the Warrant Shares under the Warrants) at any time while a Registration Statement is then effective shall be issued free of restrictive legends of any kind and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto. Prior to the first Closing, the Company will issue to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions to deliver the Put Shares and Warrant Shares without restrictive legends as required by this Section and shall cause its counsel to deliver a to such transfer agent any legal opinion required in order for the transfer agent to deliver shares in such manner. Unless such instructions cover Securities issuable at future Closings, the Company must deliver new such instructions prior to each Closing.

Section V.4	Notice of Certain Events Affecting Registration; Suspension
of Right to Make a Put. The Company will immediately notify the Investor upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of Registrable Securities; (i) receipt of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement the response to which would require any amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus.

Section V.5	Expectations Regarding Put Notices.  Within ten days after
the commencement of each calendar quarter, the Company must notify the Investor, in writing, as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Put Notices. Such notification shall constitute only the Company's good faith estimate and shall in no way obligate the Company to raise such amount, or any amount, or otherwise limit its ability to deliver Put Notices. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investor, in writing, at any time as to its reasonable expectations with respect to the current calendar quarter.

Section V.6	Consolidation; Merger.  During the Commitment Period and
for period of 30 days following the last Closing, the Company shall not effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity unless the resulting successor or acquiring entity assumes by written instrument or by operation of law the obligation to deliver to the Investor such Securities as the Investor is entitled to receive pursuant to this Agreement.

Section V.7	Purchase Price Adjustment.  If at any time after the date
hereof and through the 360th day following the date hereof the Company or any Subsidiary (with respect to Common Stock Equivalents) shall offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of shares of Common Stock or Common Stock Equivalents at a price that is, at the issuance thereof, or at any later time due to adjustment, reset, additional issuances or otherwise, less than the Purchase Price, then, at the option of the Investor for such Closings as the Investor shall indicate, the Purchase Price shall be adjusted to mirror the conversion, exchange or purchase price for such Common Stock or Common Stock Equivalents (including any reset provisions thereof) at issue. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. If the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Purchase Price, such issuance shall be deemed to have occurred for less than the Purchase Price. The Company shall notify the Investor in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalent subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms.

Section V.8	Integration.  The Company shall not, and shall use its best
efforts to ensure that, no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities hereunder to the Investor.

Section V.9	Certain Securities Laws Disclosures; Publicity.  The Company
shall: (i) on the Closing Date, issue a press release reasonably acceptable to the Investors disclosing the transactions contemplated hereby, (ii) file with the Commission a Report on Form 8-K disclosing the transactions contemplated hereby within ten Business Days after the Closing Date, and
(iii) timely file with the Commission a Form D promulgated under the Securities Act. The Company shall, no less than two Business Days prior to the filing of any disclosure required by clauses (ii) and (iii) above, provide a copy thereof to the Investors for their review. The Company and the Investors shall consult with each other in issuing any other press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, except that if such disclosure is required by law or stock market regulation, in which such case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the names of the Investors, or include the names of the Investors in any filing with the Commission, or any regulatory agency, trading facility or stock market without the prior written consent of the Investors, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law or stock market regulations, in which case the Company shall provide the Investors with prior notice of such disclosure.

Section V.10	Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices), to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

Section V.11	Reimbursement. If the Investor, other than by reason of its
gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person, including stockholders of the Company, solely as a result of the consummation of the transactions contemplated by Transaction Documents, the Company will reimburse the Investor for its reasonable legal and other expenses
(including the cost of any investigation and preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliates of the Investor actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Investor and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Investor and any such affiliate and any such Person. The Company also agrees that neither the Investor nor any such affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of the applicable Investor or entity in connection with the transactions contemplated by this Agreement.


                             ARTICLE VI

Conditions Precedent to the Right of the Company to Deliver a Put Notice and the Obligation of the Investor to Close

Section VI.1	Conditions Precedent to the Right of the Company to Deliver
a Put Notice and the Obligation of the Investor to Close. In addition to the specific conditions contained elsewhere in this Agreement, the right of the Company to deliver a Put Notice and the obligation of Investor hereunder to perform its obligations at any Closing hereunder is subject to the satisfaction, on both (i) the date of delivery of such Put Notice and (ii) the applicable Closing Date (each a "Condition Satisfaction Date"), of each of the following conditions, or the waiver by the Investor of such conditions:

(1)	Representations and Warranties.  The representations and warranties of the Company in the Transaction Documents shall be true and correct as of the date when made and as of the applicable Condition Satisfaction Date as though first made at that time (except for representations and warranties that speak of a specific date, which need only be true and correct as of such date).

(2)	Performance by the Company.  The Company shall have performed, satisfied and complied in all material respects with all covenants and agreements required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

(3)	Compliance Certificate.  The Company shall have delivered to or as directed by the Investor an Officer's Certificate signed by its Chief Executive Officer, dated as of the applicable Closing Date, certifying that the Company has satisfied the conditions set forth in paragraphs (a),
(b), (h)(ii) - (iv), and (l) of this Section.

(4)	Blue Sky.  The Company shall have obtained all permits and
qualifications required by any state for the offer and sale of the Securities to the Investor and by the Investor of the Registrable Securities as contemplated by in the Registration Rights Agreement or shall have the availability of exemptions therefrom.

(5)	Delivery of Shares.  The Company shall have transmitted the Put
Shares pursuant to Section 2.3 and the other conditions to such Closing as set forth in such Section shall have been satisfied.

(6)	Opinion of Counsel.  The Investor shall have received (or receipt shall have been confirmed by its agent on its behalf) an opinion of counsel to the Company, in the form of Exhibit D hereto.


(7)	Transfer Agent.  The Investor shall have received satisfactory evidence of the Company's delivery to its transfer agent for the Common Stock of instructions and legal opinion meeting the requirements of this Agreement and acceptable to such transfer agent.

(8)	Registration Statement.

(i) 	The Registration Statement shall have been declared effective by the Commission and shall at all times since the Put Date, and the prospectus thereunder shall be available to the Investor to resell all of the Registrable Securities thereunder (including the Put Shares, Warrant
Shares issuable at such Closing).

(ii) 	Neither the Company nor the Investor shall have received notice that the Commission has issued or intends to issue a stop order with respect to the Registration Statement or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the Commission's concerns have been addressed and the Investor is reasonably satisfied that the Commission no longer is considering or intends to take such action).

(iii) 	The Registration Statement (including the information or documents incorporated by reference therein) and any amendments or supplements thereto shall not contain any untrue statement of material fact or omit to state any material fact required to be state d therein or necessary to make the statements therein not misleading.

(iv) 	The Company shall have no knowledge of any event which is reasonably likely to occur within 30 Trading Days of the Put Date that would reasonably be expected to cause the Registration Statement to be suspended or otherwise ineffective or inaccurate.

(9)	No Injunction.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or by the Principal Market that prohibits, materially impairs or renders impractical the transactions contemplated by this Agreement, and no proceeding or rule making process shall have been commenced that may reasonably be expected to have such result if enacted.

(10)	Adverse Changes.  Since the earlier to occur of (i) the date of filing of the Company's most recent SEC Document and (ii) the last Closing hereunder, no occurrence or event that could have or result in a Material Adverse Effect shall have occurred.

(11)	No Suspension of Trading In or Delisting of Common Stock.  The
Common Stock shall be authorized for trading or quotation on the Principal Market and trading in the Common Stock shall not have been suspended by the Commission or the Principal Market at any time from the Put Date through the Closing Date. The Company shall not have received any notice threatening to delist the Common Stock from the Principal Market.

(12)	Principal Market Requirements; Compliance.  The Company shall have received all authorizations from and made all filings required in order to issue to the Investor the Securities at such Closing and shall have caused the Put Shares and the Warrant Shares issuable upon the exercise of the Warrants to be issued at such Closing to be listed for trading on the
Principal Market.   The issuance of shares of Common Stock with respect
to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market.

(13)	Timing.  At least fifteen Trading Days shall have elapsed since the immediately preceding Closing Date.

(14)	Closing Threshold.   For the ten Trading Days immediately preceding
the Put Date the weighted average daily trading volume of the Common Stock on the Principal Exchange (volume multiplied by VWAP) shall not be less than $50,000.

(15)	Other.  The Investor shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by the Investor in order for the Investor to confirm the Company's satisfaction of the conditions set forth herein.

                             ARTICLE VII

        Due Diligence Review; Non-Disclosure of Non-Public Information.

Section VII.1	Due Diligence Review.  The Company shall make available for
inspection and review by the Investor, and its advisors and representatives of the Investor, any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor all SEC Documents and other filings with the Commission, and all other publicly available corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review. In connection therewith, the Company shall cause its officers, directors and employees to supply all such publicly available information reasonably requested by the Investor or any such Person (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the

Registration Statement. The review contemplated hereby is solely to enable the Investor and such Persons to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

Section VII.2	Non-Disclosure of Non-Public Information.

(1)	The Company shall not disclose non-public information to the
Investor or its advisors or representatives unless prior to disclosure of such information the Company identifies such information as being non-public information and the Investor enters into a non-disclosure agreement in form mutually acceptable to the Company and the Investor.

(2)	The Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts. Notwithstanding the foregoing or anything herein to the contrary, the Company will immediately notify the Investor of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein in light of the circumstances in which they were made, not misleading.

                             ARTICLE VIII

                             Miscellaneous

Section VIII.1	Governing Law.  All questions concerning the construction,
validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its' attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Section VIII.2	Notices.  Any and all notices or other communications or
deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:


If to the Company:	           	Salient Cybertech, Inc.
                               1999 Lincoln Drive, Suite 202
                               Sarasota, Florida 34236
                               Facsimile No.: (941) 953 4363
                               Attn:  Chief Financial Officer

With copies to:		              David  J. Feingold, Esq.
                              	3300 PGA Blvd.
                              	Palm Beach Gardens,
                               Florida 33410
                               Facsimile No.: (561) 630 8936


If to the Investor:		          To the address set forth under the Investor's
                               name on the signature page hereto.

A party may from time to time change its address or facsimile number for notices under this Section by giving at least ten days' prior written notice of such changed address or facsimile number to the other party hereto.

Section VIII.3	Reporting Entity for the Common Stock.  The reporting
entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor to its function of reporting share prices. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

Section VIII.4	Replacement of Certificates.  Upon (i) receipt of evidence
reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing any Securities and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company (which shall not exceed that required by the Company's transfer agent in the ordinary course) or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate.

Section VIII.5	Execution.  This Agreement may be executed in two or more
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

Section VIII.6	Entire Agreement.  The Transaction Documents, together
with the Exhibits and Schedules thereto contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section VIII.7	Amendments; Waivers.  No provision of this Agreement may be
waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section VIII.8	Survival.  The representations, warranties and agreements
contained herein shall survive each Closing and the delivery and exercise of all Securities issuable hereunder.

Section VIII.9	Successors and Assigns.  This Agreement shall be binding
upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor.

Section VIII.10	Remedies.  In addition to being entitled to exercise all
rights provided herein or granted by law, including recovery of damages, each of the Investor will be entitled to specific performance of the obligations of the Company under the Transaction Documents. The Company and each of the Investor agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

Section VIII.11	Severability.  In case any one or more of the provisions
of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

Section VIII.12	Headings.  The headings herein are for convenience only,
do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

Section VIII.13	Fees and Expenses.   Other than the amount contemplated in
Section 2.3(c) and Section 8.1, and except as otherwise set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the securities issuable hereunder.

Section VIII.14	No Third-Party Beneficiaries.  This Agreement is intended
for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.


                      [REMAINDER OF PAGE INTENTIONALLY BLANK
                       SIGNATURE PAGES FOLLOW]

 	IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.


                                SALIENT CYBERTECH, INC.


                                By: __________________________________
                                Name:
                                Title:


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                    SIGNATURE PAGE FOR INVESTOR FOLLOWS]

                                HAINES AVENUE LLC

     				By:_____________________________________
                                Name:
                                Title:


Address for Notice:             Haines Avenue LLC
                                c/o Citco Trustees (Cayman) Limited
                                Commercial Centre
                                P.O. Box 31106 SMB
                                Grand Cayman
                                Cayman Islands
                                British West Indies
                                Facsimile No.: (345) 945-7566

With copies to:                 Robinson Silverman Pearce Aronsohn &
                                Berman LLP
                                1290 Avenue of the Americas
                                New York, NY  10104
                                Facsimile No.:  (212) 541-4630 and (212)
                                541-1432
                                Attn:  Eric L. Cohen, Esq.

                             EXHIBIT A

                            PUT NOTICE



Salient Cybertech, Inc., a Delaware corporation (the "Company"), hereby elects to exercise its right pursuant to the Securities Purchase Agreement dated as of November 14, 2000 (the "Agreement") to require __________ to purchase Put Shares pursuant to terms of the Agreement.

The Company hereby certifies that:

1.  The Investment Amount is: $_______________ ("IA")

2.  The Valuation Period runs from _________ to __________.

3. 90% of the average of the three lowest VWAPs (subject to adjustment) during the Valuation Period is: $________ ("PP")*

4.  The number of Put Shares (IA/PP) issuable hereunder is:_______________



The undersigned has executed this Put Notice as of this _____ day of ______,
_______.



                                SALIENT CYBERTECH, INC.


                                By: __________________________________
                                Name:
                                Title:



- Subject to adjustments in accordance with Section 5.7 of the Agreement.

                             Schedule 4.3

1. Authorized shares of Common Stock - [                     ]

2. Issued and outstanding shares of Common Stock - [                   ]

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES
ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON
AN EXEMPTION FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


                        SALIENT CYBERTECH, INC.

                              WARRANT

Warrant No.1                                          Dated: November 14, 2000


Salient Cybertech, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, Haines Avenue, LLC or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company the total number of shares of common stock, $.001 par value per share (the "Common Stock"), of the Company vested pursuant to the terms hereof (each such share, a "Warrant Share" and all such shares the "Warrant Shares"), at the exercise prices set forth in Annex A hereto (as adjusted from time to time as provided in Section 8, the "Exercise Price"), at any time and from time to time from and after the date hereof and through and including November 14, 2005 (the "Expiration Date"), and subject to the following terms and conditions:

1.	Registration of Warrant.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.	Registration of Transfers and Exchanges.

(a)	The Company shall register the transfer of any portion of this
Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at its address for notice set forth in
Section 12. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

(b)	This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company at its address for notice set forth in Section 12 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

3.	Duration and Exercise of Warrants.

(a)	This Warrant shall be exercisable by the registered Holder on any business day before 6:30 P.M., New York City time, at any time and from time to time on or after the date hereof to and including the Expiration Date.
At 6:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Prior to the Expiration Date, the Company may not call or otherwise redeem this Warrant.

(b)	Upon delivery of a duly completed and signed Form of Election to
Purchase attached hereto (and the Warrant Shares Exercise Log attached hereto) duly completed and signed, to the Company at its address for notice set forth in Section 12 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 3 business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends except (i) either in the event that a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume restrictionpursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) if this Warrant shall have been issued pursuant to a written agreement between the original Holder and the Company, as required by such agreement. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant. The Company shall, upon request of the Holder, if available, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. To effect an exercise hereunder, the Holder shall not be required to physically surrender this Warrant to the Company unless all the Warrant Shares have been exercised. Exercises hereunder shall have the effect of lowering the number of Warrant Shares in an amount equal to the applicable exercise, which shall be evidenced by entries set forth in the Exercise Schedule. The Holder and the Company shall maintain records showing the number of Warrant Shares exercised and the date of such exercises . In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following exercise of a portion of this Warrant, the number of shares issuable upon exercise of this Warrant may be less than the amount stated on the face hereof.

A "Date of Exercise" means the date on which the Company shall have received
(i) the Form of Election to Purchase completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder to be purchased.

(c)	This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares then vested. The Warrant Shares shall vest as follows: 750,000 shares of Common Stock shall vest under such Closing Warrant on the first Closing Date and 150,000 shares of Common Stock shall vest for each $1,000,000 of Purchase Price paid at each additional Closing. All vested Warrant Shares shall be cumulatively available for purchase hereunder at an Exercise Price equal to 125% of the closing bid price of the Common Stock on the trading day immediately prior to the vesting date for such Warrant Shares. Each of the terms "Closing," "Closing Date" and Investment Amount" shall have the meanings set forth in the Purchase Agreement. The number of Warrant Shares vested hereunder shall be measured cumulatively for all Closings. Annex A shall set forth the number of Warrant Shares then vested hereunder for each Closing and the applicable Exercise Price.

4.	Piggyback Registration Rights. This Warrant is subject to the piggyback registration rights granted under the Registration Rights Agreement and such piggyback registration rights shall continue until all of the Holder's Warrant Shares have been sold in accordance with an effective registration statement or upon the Expiration Date. The Company will pay all registration expenses in connection therewith.

5.	Payment of Taxes.  The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

6.	Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

7.	Reservation of Warrant Shares.  The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 8). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

8.	Certain Adjustments.  The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 8.

(a)	If the Company, at any time while this Warrant is outstanding, (i)
shall pay a stock dividend (except scheduled dividends paid on outstanding preferred stock as of the date hereof which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

(b)	In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassifi-cation or share exchange. The terms of any such reclassification or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 8(b) upon any exercise following any such reclassification or share exchange.

(c)	 If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 8(a), (b) and (d)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distri-bution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examines the financial statements of the Company (an "Appraiser").

(d)	If the Company or any subsidiary thereof, as applicable with respect to Common Stock Equivalents (as defined below), at any time while this Warrant is outstanding, shall issue shares of Common Stock or rights, warrants (including those issued under the Purchase Agreement), options or other securities or debt that is convertible into or exchangeable for shares of Common Stock ("Common Stock Equivalents") entitling any Person to acquire shares of Common Stock, at a price per share less than the Exercise Price
(if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price), then, at the option of the Holder for such exercises as it shall indicate, the Exercise Price shall be adjusted to mirror the conversion, exchange or purchase price for such Common Stock or Common Stock Equivalents (including any reset provisions thereof) at issue. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Company shall notify the Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalent subject to this section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms. No adjustment under this Section shall be made as a result of (i) issuances of Common Stock or Common Stock Equivalents to the extent disclosed in Schedule 4.3 to the Purchase
Agreement, (ii) issuances and exercises of options to purchase shares of Common Stock issued for compensatory purposes pursuant to any of the Company's stock option or stock purchase plans, or (iii) exercises under the Warrants (as defined in the Purchase Agreement).

(e)	In case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company (on a book value basis) in one or a series of related transactions, the Holder shall have the right thereafter to (A) exercise this Warrant for the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the Common Stock for which this Warrant could have been exercised immediately prior to such merger, consolidation or sales would have been entitled or (B) in the case of a merger or consolidation, (x) require the surviving entity to issue common stock purchase warrants equal to the number Warrant Shares to which this Warrant then permits, which newly warrant shall be identical to this Warrant,and (y) simultaneously with the issuance of such warrant, the Holder of such warrant shall have the right to exercise such warrant only into shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common
Stock following such merger or consolidation or (C) require the surviving entity from such merger, acquisition or business combination to pay to the
Holder, in cash, the Black Scholes value of this Warrant.   In the case of
clause (B), the exercise price for such new warrant shall be based upon the amount of securities, cash and property that each share of Common
Stock would receive in such transaction and the Exercise Price of this Warrant immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale or consolidation shall include such terms so as continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

(f)	For the purposes of this Section 8, the following clauses shall also be applicable:

(i) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(ii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(g)	All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(h)	Whenever the Exercise Price is adjusted pursuant to Section 8(c)
above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

(i)	If:

	(i)	the Company shall declare a dividend (or any other
distribution) on its Common Stock; or

	(ii)	the Company shall declare a special nonrecurring cash
dividend on or a redemption of its Common Stock; or

	(iii)	the Company shall authorize the granting to all holders of
the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

	(iv)	the approval of any stockholders of the Company shall be
required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

	(v)	the Company shall authorize the voluntary dissolution,
liquidation or winding up of the affairs of the Company, then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

9.	Payment of Exercise Price.  The Holder shall pay the Exercise Price in one of the following manners:

(a)	Cash Exercise.  The Holder may deliver immediately available funds;

or

(b)	Cashless Exercise. The Holder may surrender this Warrant to the
Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

where:

X = the number of Warrant Shares to be issued                  to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the closing sale prices of the Common Stock (as reported by Bloomberg L.P. or any successor to its function of reporting share prices at 4:15 p.m. (New York time for the closing bid price for regular session trading on such day)) for the five (5) trading days immediately prior to (but not including) the Date of Exercise.

B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

10.  	Certain Exercise Restrictions.


(a)	A Holder may not exercise this Warrant to the extent such exercise would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules promulgated thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon such exercise and held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of an exercise hereunder, unless the exercise at issue would result in the issuance of shares of Common Stock in excess of 4.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular exercise hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of this Warrant is exercisable shall be the responsibility and obligation of the Holder. If the Holder has delivered a Form of Election to Purchase for a number of Warrant Shares that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder the Company shall notify the Holder of this fact and shall honor the exercise for the maximum portion of this Warrant permitted to be exercised on such Date of Exercise in accordance with the periods described herein and, at the option of the Holder, either keep the portion of the Warrant tendered for exercise in excess of the permitted amount hereunder for future exercises or return such excess portion of the Warrant to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

(b)	A Holder may not exercise this Warrant to the extent such exercise would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon such exercise and held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of an exercise hereunder, unless the exercise at issue would result in the issuance of shares of Common Stock in excess of 9.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular exercise hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of this Warrant is exercisable shall be the responsibility and obligation of the Holder. If the Holder has delivered a Form of Election to Purchase for a number of Warrant Shares that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the exercise for the maximum portion of this Warrant permitted to be exercised on such Date of Exercise in accordance with the periods described herein and, at the option of the Holder, either keep the portion of the Warrant tendered for exercise in excess of the permitted amount hereunder for future exercises or return such excess portion of the Warrant to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

11.	Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

12.	Notices.  Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 1999 Lincoln Drive, Suite 202, Sarasota, Florida 34236 or facsimile number: (941) 953 4363, attention Chief Financial Officer, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

13.	Warrant Agent.  The Company shall serve as warrant agent under this
Warrant. Upon thirty days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

14.	Miscellaneous.

(a)	This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

(b)	Subject to Section 14(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

(c)	The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Warrant, then the prevailing party in such action or proceeding s hall be reimbursed by the other party for its' attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(d)	The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e)	In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

               [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                                            SALIENT CYBERTECH, INC.


                                            By:___________________________
                                            Name:
                                            Title:

                        FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the Warrant issued on November 14, 2000 by Salient Cybertech, Inc.)

To Salient Cybertech, Inc.:

The undersigned hereby irrevocably elects to purchase _____________ shares of common stock, $.001 par value per share, of Salient Cybertech, Inc. (the "Common Stock") and, if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

         Date of vesting of warrant: _______________.

         Exercise Price: ________________.


The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                    PLEASE INSERT SOCIAL SECURITY OR
                                    TAX IDENTIFICATION NUMBER



 _____________________________________________________________________
                    (Please print name and address)




Dated: ________ ,______                           Name of Holder:


                                                  (Print)___________________

                                                  (By:)  ___________________
                                                  (Name:)
                                                  (Title:)
                                                  (Signature must conform in
                                                  all respects to name of
                                                  holder as specified on
                                                  the face of the Warrant)

                        FORM OF ASSIGNMENT

	[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Salient Cybertech, Inc. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Salient Cybertech, Inc. with full power of substitution in the premises.

Dated:

_______________, ____


                      _______________________________________
                      (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                      _______________________________________
                      Address of Transferee

                      _______________________________________

                      _______________________________________



In the presence of:


__________________________

                                                                  ANNEX A




Exercise Date       Number of Warrant    Number of Warrant  Number of Warrant
                    Shares Not           Shares Exercised   Shares Remaining
                    Previously           on Date of         to be Exercised
                    Exercised.           Exercise



___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.


                        SALIENT CYBERTECH, INC.

                           VESTING WARRANT

Warrant No.1                                        Dated: November 14, 2000


Salient Cybertech, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, Haines Avenue, LLC or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time and from time to time from and after the business day following the expiration of the Commitment Period (as defined in the Securities Purchase Agreement of even date herewith between the Company and the original Holder (the "Purchase Agreement")), a number of shares (each such share, as adjusted from time to time as provided in Section 8, a "Warrant Share" and all such shares, the "Warrant Shares") of common stock, $.001 par value per share, of the Company (the "Common Stock") equal to the quotient obtained by dividing (x) the Undrawn Amount (as defined in the Purchase Agreement) by (y) the lowest closing bid prices of the Common Stock (as reported by Bloomberg L.P. or the successor to its function of reporting stock prices) during the 90 days preceding the expiration of the Commitment Period (subject to equitable adjustment upon the occurrence of the events set forth in Section 8(a)), at an exercise price equal to $.001 (the "Exercise Price"), but only if, by the expiration of the Commitment Period, the Company shall not have issued and sold Put Shares (as defined in the Purchase Agreement) for an aggregate Investment Amount (as defined in the Purchase Agreement) equal to $2,500,000. This Warrant is subject to the following terms and conditions:

1.	Registration of Warrant.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

2.	Registration of Transfers and Exchanges.

(a)	The Company shall register the transfer of any portion of this
Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at its address for notice set forth in
Section 12. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

(b)	This Warrant is exchangeable, upon the surrender hereof by the
Holder to the office of the Company at its address for notice set forth in
Section 12 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

3.	Duration and Exercise of Warrants.

(a)	This Warrant shall be exercisable by the registered Holder on any business day before 6:30 P.M., New York City time, at any time and from time to time on or after the date hereof to and including the fifth anniversary of the expiration of the Commitment Period, (the "Expiration Date"). At 6:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Prior to the Expiration Date, the Company may not call or otherwise redeem this Warrant.

(b)	Upon delivery of a duly completed and signed Form of Election to
Purchase attached hereto (and the grid attached hereto as Annex A) duly completed and signed, to the Company at its address for notice set forth in Section 12 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in the manner provided hereunder, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 3 business days after the Date of Exercise (as defined herein)) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends except (i) either in the event that a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective or the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) if this Warrant shall have been issued pursuant to a written agreement between the original Holder and the Company, as required by such agreement. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant. The Company shall, upon request of the Holder, if available, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. To effect an exercise hereunder, the Holder shall not be required to physically surrender this Warrant to the Company unless all the Warrant Shares have been exercised. Exercises hereunder shall have the effect of lowering the number of Warrant Shares in an amount equal to the applicable exercise, which shall be evidenced by entries set forth in the Exercise Schedule. The Holder and the Company shall maintain records showing the number of Warrant Shares exercised and the date of such exercises . In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following exercise of a portion of this Warrant, the number of shares issuable upon exercise of this Warrant may be less than the amount stated on the face hereof.

A "Date of Exercise" means the date on which the Company shall have received
(i) the Form of Election to Purchase (and the Warrant Shares Exercise Log attached hereto) completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder to be purchased.

4.	Piggyback Registration Rights. This Warrant is subject to the piggyback registration rights granted under the Registration Rights Agreement and such piggyback registration rights shall continue until all of the Holder's Warrant Shares have been sold in accordance with an effective registration statement or upon the Expiration Date. The Company will pay all registration expenses in connection therewith.

5.	Payment of Taxes.  The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

6.	Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

7.	Reservation of Warrant Shares.  The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 8). The

Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

8.	Certain Adjustments.  The Exercise Price and number of Warrant
Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 8.

(a)	If the Company, at any time while this Warrant is outstanding, (i)
shall pay a stock dividend (except scheduled dividends paid on outstanding preferred stock as of the date hereof which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

(b)	In case of any reclassification of the Common Stock or any
compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification or share exchange. The terms of any such reclassification or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 8(b) upon any exercise following any such reclassification or share exchange.

(c)	 If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 8(a), (b) and (d)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examines the financial statements of the Company (an "Appraiser").

(d)	In case of any (1) merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company (on a book value basis) in one or a series of related transactions, the Holder shall have the right thereafter to (A) exercise this Warrant for the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and the Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the Common Stock for which this Warrant could have been exercised immediately prior to such merger, consolidation or sales would have been entitled or (B) in the case of a merger or consolidation, (x) require the surviving entity to issue common stock purchase warrants equal to the number Warrant Shares to which this Warrant then permits, which newly warrant shall be identical to this Warrant,and (y) simultaneously with the issuance of such warrant, the Holder of such warrant shall have the right to exercise such warrant only into shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger or consolidation or (C) require the surviving entity from such merger, acquisition or business combination to pay to the Holder, in cash, the
Black Scholes value of this Warrant.   In the case of clause (B), the
exercise price for such new warrant shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such transaction and the Exercise Price of this Warrant immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale or consolidation shall include such terms so as continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

(e)	For the purposes of this Section 8, the following clauses shall also be applicable:

(i) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(ii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(f)	All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(g)	Whenever the Exercise Price is adjusted pursuant to Section 8(c)
above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

(h)	If:

	(i)	the Company shall declare a dividend (or any other
        distribution) on its Common Stock; or

	(ii)	the Company shall declare a special nonrecurring cash
        dividend on or a redemption of its Common Stock; or

	(iii)	the Company shall authorize the granting to all holders of
        the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

	(iv)	the approval of any stockholders of the Company shall be
        required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

	(v)	the Company shall authorize the voluntary dissolution,
        liquidation or winding up of the affairs of the Company,


then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

9.	Payment of Exercise Price.  The Holder shall pay the Exercise Price in one of the following manners:

(a)	Cash Exercise.  The Holder may deliver immediately available funds;

or

(b)	Cashless Exercise. The Holder may surrender this Warrant to the
Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

where:

X = the number of Warrant Shares to be issued 				to
the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the closing sale prices of the Common Stock (as reported by Bloomberg L.P. or any successor to its function of reporting share prices at 4:15 p.m. (New York time for the closing bid price for regular session trading on such day)) for the five (5) trading days immediately prior to (but not including) the Date of Exercise.

B = the Exercise Price.


For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date.

10.  	Certain Exercise Restrictions.

(a)	A Holder may not exercise this Warrant to the extent such exercise would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules promulgated thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon such exercise and held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of an exercise hereunder, unless the exercise at issue would result in the issuance of shares of Common Stock in excess of 4.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular exercise hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of this Warrant is exercisable shall be the responsibility and obligation of the Holder. If the Holder has delivered a Form of Election to Purchase for a number of Warrant Shares that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the exercise for the maximum portion of this Warrant permitted to be exercised on such Date of Exercise in accordance with the periods described herein and, at the option of the Holder, either keep the portion of the Warrant tendered for exercise in excess of the permitted amount hereunder for future exercises or return such excess portion of the Warrant to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

(b)	A Holder may not exercise this Warrant to the extent such exercise would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon such exercise and held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of an exercise hereunder, unless the exercise at issue would result in the issuance of shares of Common Stock in excess of 9.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular exercise hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of this Warrant is exercisable shall be the responsibility and obligation of the Holder. If the Holder has delivered a Form of Election to Purchase for a number of Warrant Shares that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Company shall notify the Holder of this fact and shall honor the exercise for the maximum portion of this Warrant permitted to be exercised on such Date of Exercise in accordance with the periods described herein and, at the option of the Holder, either keep the portion of the Warrant tendered for exercise in excess of the permitted amount hereunder for future exercises or return such excess portion of the Warrant to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

11.	Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

12.	Notices.  Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 1999 Lincoln Drive, Suite 202, Sarasota, Florida 34236 or facsimile number: (941) 953 4363, Attention: Chief
Financial Officer, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

13.	Warrant Agent.  The Company shall serve as warrant agent under this
Warrant. Upon thirty days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

14.	Miscellaneous.

(a)	This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

(b)	Subject to Section 14(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This Warrant shall inure to the sole and exclusive benefit of the Company and the Holder.

(c)	The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. The Company and the Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Warrant, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its' attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(d)	The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e)	In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                           SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                        SALIENT CYBERTECH, INC.


                        By:_____________________________________
                        Name:
                        Title:

                        FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the Warrant, issued on November 14, 2000 by Salient Cybertech, Inc.)

To Salient Cybertech, Inc.:

The undersigned hereby irrevocably elects to purchase _____________ shares of common stock, $.001 par value per share, of Salient Cybertech, Inc. (the "Common Stock") and, if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

     Date of vesting of warrant: _______________.

     Exercise Price: ________________.


The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                     PLEASE INSERT SOCIAL SECURITY OR
                                     TAX IDENTIFICATION NUMBER



______________________________________________________________________
	(Please print name and address)




Dated:________ ,______                      Name of Holder:


                                                (Print)____________________


                                                (By:)______________________
                                                (Name:)
                                                (Title:)
                                                (Signature must conform in
                                                all respects to name of
                                                holder as specified on the
                                                face of the Warrant)

                          FORM OF ASSIGNMENT

	[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Salient Cybertech, Inc. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Salient Cybertech, Inc. with full power of substitution in the premises.


Dated:

_______________, ____


                            _______________________________________
                            (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


                            _______________________________________
                            Address of Transferee

                            _______________________________________

                            _______________________________________



In the presence of:


__________________________

                                                                ANNEX A


Vesting/Exercise Date    Number of       Applicable      Number of  Number of
                         Warrant         Exercise Price  Warrant    Warrant
                         Shares Vested                   Shares Not Shares
                         on Such Vesting                 Previously Remaining
                         Date/Exercised                  Exercised  to be
                         on such Exercise                           Exercised
                         Date.                                      at Such
                                                                    Exercise
                                                                    Price.


___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________

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